                                                                   EXHIBIT 10.38

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                                      LEASE

               (UNIVERSITY RESEARCH PARK - PHASES XII & XIII [GL])

                                     BETWEEN

                       IRVINE COMMERCIAL PROPERTY COMPANY

                                       AND

                              BROADCOM CORPORATION

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                                      LEASE
               (UNIVERSITY RESEARCH PARK - PHASES XII & XIII [GL])

      THIS LEASE is made as of the 17th day of December, 2004, by and between IRVINE COMMERCIAL PROPERTY COMPANY, a Delaware corporation (formerly known as Irvine Community Development Company, a Delaware corporation), hereinafter called "LANDLORD," and BROADCOM CORPORATION, a California corporation, hereinafter called "TENANT."

                       ARTICLE I. BASIC LEASE PROVISIONS

      Each reference in this Lease to the "BASIC LEASE PROVISIONS" shall mean and refer to the following collective terms, the application of which shall be governed by the provisions in the remaining Articles of this Lease.

1. Premises: Subject to Tenant's election as to the "Option Building" contained in Section 2.5 of this Lease, the Premises (more particularly described in Section 2.1) shall consist of all of the rentable square footage in eight (8) separate buildings, which buildings are designated as 5300, 5310, 5320, 5330, 5331, 5321, 5311 and 5301 California Avenue,
      Irvine, California. The Premises are depicted on Exhibit A attached hereto as Buildings A through H. Each building is referred to as a "BUILDING" and all buildings leased by Tenant pursuant to their Lease are collectively referred to as the "BUILDINGS."

2. Project and Site Description: The Project is the University Research Park as shown on Exhibit Y attached hereto. The Site is a portion of the Project and consists of the Buildings outlined on Exhibit A attached hereto which are initially leased by Tenant pursuant to this Lease and the attendant Common Areas, all as outlined on Exhibit A attached hereto, subject to the qualifications in Section 2.1 of the Lease.

3. Use of Premises: general office use including but not limited to (i) corporate headquarters functions; (ii) research and development of semiconductors and related products, including non-destructive electronic laboratory facilities; (iii) storage and shipping of both raw and finished goods; (iv) cafeteria, kitchen, work out, health club, child care, and medical facilities to serve the needs of the employees and guests of Tenant; and (v) any other non-retail use permitted by applicable law, so long as such uses are consistent with the applicable zoning ordinances of the City of Irvine and with the Ground Leases (including the Development Plan incorporated by reference in the Ground Leases).

4. First Phase Target Date: twenty-three (23) months following the end of the calendar month during which this Lease is fully executed and delivered by and between Landlord and Tenant.

      Second Phase Target Date: four (4) weeks following the First Phase Target Date.

      Third Phase Target Date: eight (8) weeks following the First Phase Target Date.

      Fourth Phase Target Date: twelve (12) weeks following the First Phase Target Date.

5. Term: One hundred twenty-two (122) months following the First Phase Commencement Date, plus such additional days as may be required to cause this Lease to terminate on the final day of the calendar month.

6. Basic Rent: Commencing on the Commencement Date for each Phase (as defined in Article III), the Basic Rent shall equal the product of (i) the rentable area of all Buildings in such Phase multiplied by (ii) *** per rentable square foot.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

  CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      Basic Rent is subject to adjustment as follows:

      Commencing twelve (12) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing twenty-four (24) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing thirty-six (36) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing forty-eight (48) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing sixty (60) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing seventy-two (72) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing eighty-four (84) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot;

      Commencing ninety-six (96) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot; and

      Commencing one hundred eight (108) months following the Fourth Phase Commencement Date of the Lease, the Basic Rent shall be *** per month, based on *** per rentable square foot.

7.    Guarantor(s): None

8. Rentable square feet: agreed to be 685,584 in the aggregate, consisting of the rentable areas of the Buildings as set forth in Exhibit A-1, subject to remeasurement pursuant to Section 2.6.

      Usable square feet: agreed to be 634,858 in the aggregate, consisting of the usable areas of the Buildings as set forth in Exhibit A-1, subject to remeasurement pursuant to Section 2.6.

9.    Security Deposit: None

10.   Broker(s): Real Estate & Logistics Technology, Inc.

11.   Additional Insureds: The Regents of the University of California

12.   Address for Payments and Notices:

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

LANDLORD                                              TENANT
                                                      Prior to Tenant commencing Business
                                                      Operations from the Premises

IRVINE COMMERCIAL PROPERTY COMPANY                    BROADCOM CORPORATION
c/o The Irvine Company                                16215 Alton Parkway
550 Newport Center Drive                              P.O. Box 57013
Newport Beach, CA  92660                              Irvine, CA 92619-7013
Attn:  Senior Vice President, Operations              Attn:  Senior Director, Corporate Services
Irvine Office Properties
                                                      and

                                                      BROADCOM CORPORATION
                                                      16215 Alton Parkway
                                                      P.O. Box 57013
                                                      Irvine, CA 92619-7013
                                                      Attn:  Deputy General Counsel

with a copy of notices to:                            with a copy of notices to:

THE IRVINE COMPANY                                    DLA PIPER RUDNICK GRAY CARY US
550 Newport Center Drive                              LLP
Newport Beach, CA  92660                              550 South Hope Street, 23rd Floor
Attn:  Vice President, Operations                     Los Angeles, CA 90071
Irvine Office Properties,                             Attn: Michael E. Meyer, Esq.
    Technology Portfolio
                                                      and to

                                                      Mr. Kim Josephson
                                                      Real Tech
                                                      16215 Alton Parkway
                                                      Irvine, California 92618

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                                                      After Tenant Commences Business Operations
                                                      From the Premises:

                                                      BROADCOM CORPORATION
                                                      5300 California Avenue
                                                      Irvine, California 92617
                                                      Attn: Senior Director, Corporate Services

                                                      and

                                                      BROADCOM CORPORATION
                                                      5300 California Avenue
                                                      Irvine, California 92617
                                                      Attn:  Deputy General Counsel

                                                      with a copy of notices to:

                                                      DLA Piper Rudnick Gray Cary
                                                      550 South Hope Street, 23rd Floor
                                                      Los Angeles, California 90071
                                                      Attn:  Michael Meyer, Esq.

                                                      and

                                                      Mr. Kim Josephson
                                                      Real Tech
                                                      16215 Alton Parkway
                                                      Irvine, California 92618

13.   Tenant's Liability Insurance Requirement: $5,000,000.00

14. Vehicle Parking Spaces: 3.5 parking spaces per 1,000 rentable feet of the Premises (as such spaces may be reduced to accommodate special Tenant requirements such as the installation of a loading dock or generator).

15. The Premises are a portion of certain real property which is ground leased by Landlord pursuant to those certain following described ground leases (collectively, the "GROUND LEASES"), each executed by and between The Regents of the University of California, a California corporation, as "Landlord" (the "GROUND LESSOR") and Landlord, as "Tenant": (i) that certain Ground Lease (Phase 3) dated July 28, 2000, a memorandum of which was recorded on August 30, 2000 as Instrument No. 20000454626 in the Official Records of Orange County, California, and (ii) that certain Ground Lease (Phase 4) dated July 28, 2000, a memorandum of which was recorded on August 30, 2000 as Instrument No. 20000454627 in the Official Records of Orange County, California. Tenant understands and acknowledges that a material consideration for Landlord entering into this Lease with Tenant is the nature of Tenant's business and the mutual benefits to be derived by Tenant and by Ground Lessor. Accordingly, in the event of any proposed assignment of this Lease or sublease of the Premises or any portion thereof, in addition to all of the provisions of Section 9.1 of this Lease, Landlord may reasonably withhold its consent to any such proposed assignment or sublease if the transferee is not approved by Ground Lessor, but only to the extent such Ground Lessor is entitled to withhold its consent pursuant to the applicable Ground Lease.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                              ARTICLE II. PREMISES

      SECTION 2.1. LEASED PREMISES. Landlord leases to Tenant and Tenant leases from Landlord the premises (the "PREMISES") within the buildings identified in
Item 1 of the Basic Lease Provisions (the "BUILDINGS"). The Premises and Buildings, together with the attendant Common Areas as depicted on Exhibit A, shall sometimes be referred to herein as the "SITE". However, in the event that Tenant elects not to lease the Option Building (as defined below), then the Option Building (except with respect to Section 2.4 Rights) and the underlying real property shall cease to be a part of the Site for purposes of this Lease (including without limitation the signage provisions set forth in Section 5.2 hereof). The Site is a portion of the project identified in Item 2 of the Basic Lease Provisions and shown in Exhibit Y attached hereto (the "PROJECT"). Landlord makes no representation that any portion of the Project designated on Exhibit Y as "Future Development" will be ultimately constructed. The Premises are agreed to contain, and all references to the "FLOOR AREA" in this Lease shall mean, the rentable square footage set forth in Item 8 of the Basic Lease Provisions. Landlord shall have no right to relocate Tenant from the Premises at any time during the Term of this Lease or any extension.

      SECTION 2.2. ACCEPTANCE OF PREMISES. Tenant acknowledges that neither Landlord nor any representative of Landlord has, except as specifically provided in this Lease, made any representation or warranty with respect to the Premises, the Building(s) or the Project or their respective suitability or fitness for any purpose, including without limitation any representations or warranties regarding zoning or other land use matters except that the Premises may be used for general business office operations, and that except as specifically provided in this Lease, neither Landlord nor any representative of Landlord has made any representations or warranties regarding (i) what other tenants or uses may be permitted or intended in the Project, (ii) any exclusivity of use by Tenant with respect to its permitted use of the Premises as set forth in Item 3 of the Basic Lease Provisions, or (iii) any construction of portions of the Project not yet completed. Tenant further acknowledges that neither Landlord nor any representative of Landlord has agreed to undertake any alterations or additions or construct any improvements to the Premises except as expressly provided in this Lease.

      Notwithstanding the foregoing or anything in this Lease to the contrary, Landlord hereby represents and warrants to Tenant that the Buildings, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, windows and seals, columns, beams, shafts (including elevator shafts), stairs, stairwells, elevator cabs, base building washrooms, and main electrical room (collectively, "BUILDING STRUCTURE"), the Common Areas, and the mechanical, electrical, life safety, plumbing, sprinkler systems (connected to the core) and HVAC systems (collectively, "BUILDING SYSTEMS") shall, upon completion of construction by Landlord, be in good operating order and condition and in compliance with all laws applicable to new construction (including, without limitation, the ADA and laws pertaining to Hazardous Materials), structurally sound, with water tight roofs and perimeter walls and windows.

      SECTION 2.3. BUILDING NAME AND ADDRESS. Subject to the terms of the Ground Leases and the Development Plan referenced therein and the provisions of Section
5.2 below, Tenant may name the Buildings and the Site and utilize any name selected by Tenant from time to time for the Building(s) and/or the Site in designating the location of Tenant's operations. Provided that Tenant is then leasing at least four (4) full Buildings within the Site, Landlord shall not have the right to change the name, address, number or designation of the Building(s) or Site. It is understood that Tenant has requested that the numbered addresses of the Buildings as currently established be rearranged and Landlord has agreed to cooperate in seeking approval of the City of Irvine to that request.

      SECTION 2.4. ***

            (a)   ***

            (b)   ***

      SECTION 2.5. OPTION BUILDING. Tenant shall have the right to delete from this Lease the Building containing approximately 90,900 rentable square feet and shown on Exhibit A as Building A (the "OPTION

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

BUILDING"), provided, however, for this right to be exercised Tenant shall provide written notification to Landlord of Tenant's election to delete the Option Building from this Lease not later than May 31, 2005.

      SECTION 2.6. METHOD OF MEASUREMENT. The rentable and usable areas of the initial Buildings shall be determined in accordance with the standards set forth on Exhibit F to this Lease. Either party shall have the right, upon notice delivered to the other within ninety (90) days following the Delivery Date of a Phase, to cause Landlord's Architect to remeasure one or more of the Building(s) in that Phase. In the event that any remeasurement pursuant to the terms of this
Section indicates that the square footage measurement previously set forth in the Lease or otherwise agreed upon by Landlord and Tenant is incorrect, then any payments due either party (or other rights between Landlord and Tenant) based upon the amount of square feet contained in the Premises shall be proportionally, retroactively and prospectively adjusted to reflect the actual number of square feet. If Tenant disagrees with the remeasurement by Landlord's Architect, then Tenant may, by written election not later than thirty (30) days thereafter, cause such dispute to be resolved pursuant to binding arbitration pursuant to Section 22.7.

                               ARTICLE III. TERM

      SECTION 3.1. GENERAL. The term of this Lease ("TERM") shall be for the period shown in Item 5 of the Basic Lease Provisions. Subject to the provisions of Section 3.2 below, the Term shall commence on that date (the "COMMENCEMENT DATE") which is the earlier of (i) five (5) months following the Delivery Date (as defined in the Work Letter attached as Exhibit X to this Lease) for the First Phase, as extended for any Landlord Delays and Force Majeure Delays as defined in the Work Letter, or (ii) the date that Tenant commences its normal business operations within the First Phase. The Buildings are to be constructed and delivered to Tenant in phases (collectively, the "PHASES" and each, a "PHASE") of four (4) Phases, each Phase consisting of two (2) Buildings (except that the Fourth Phase may be one (1) Building if Tenant timely elects not to lease the Option Building). Notwithstanding the foregoing, however, Landlord may, upon at least twelve (12) months prior written notice to Tenant, elect to deliver the Buildings in as few as two (2) Phases, each of which shall contain not more than four (4) Buildings. Subject to Section 3.2, the Commencement Date as to each Phase of the Premises subsequent to the first Phase shall be the date which is the earlier of (i) five (5) months following the Delivery Date of that Phase, as extended for Landlord Delays and Force Majeure Delays, or (ii) the date Tenant commences its normal business operations in the applicable Phase. In any event, however, the Commencement Date of the Lease shall be deemed to occur on the Commencement Date of the First Phase of the Site. It is Landlord's intention to deliver each Phase of the Premises in approximate four (4)-week intervals, but Landlord shall use its commercially reasonable efforts to accelerate the delivery of the Phases (but at no additional cost to Landlord). Prior to Tenant's taking of possession of the Premises or any Phase thereof, the parties shall memorialize on a form provided by Landlord the actual Commencement Date for the Premises (or for each Phase thereof), and the Expiration Date of this Lease. Tenant's failure to execute that form shall not affect the validity of Landlord's determination of those dates.

      SECTION 3.2. DELAY IN POSSESSION. If, for any reason whatsoever, the Delivery Date for the first two Buildings has not occurred on or before the "FIRST PHASE TARGET DATE" set forth in Item 4 of the Basic Lease Provisions, the Delivery Date for the next two Buildings has not occurred on or before the "SECOND PHASE TARGET DATE" set forth in Item 4 of the Basic Lease Provisions, the Delivery Date for the next two Buildings has not occurred on or before the "THIRD PHASE TARGET DATE" set forth in Item 4 of the Basic Lease Provisions, and/or the Core and Shell Improvements for the final Building(s) has not occurred on or before the "FOURTH PHASE TARGET DATE" set forth in Item 4 of the Basic Lease Provisions, then subject to Section 3.3, this Lease shall not be void or voidable nor shall Landlord be liable to Tenant for any resulting loss or damage. However, if the Delivery Date for the First Phase fails to occur on or before the First Phase Target Date (or for any subsequent Phase on or before the applicable Target Date for that Phase) due to any action or inaction of Tenant (including without limitation any Tenant Delay described in the Work Letter attached to this Lease), then the applicable Delivery Date shall, for purposes of Section 3.1, be deemed advanced by the collective number of days of delay in excess of thirty (30) caused by Tenant (it being understood that Tenant may cause up to thirty days of delay in the aggregate without rental penalty).

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      SECTION 3.3. ***.

      SECTION 3.4. RIGHT TO EXTEND THIS LEASE. Provided that no Event of Default exists under any provision of this Lease at the time of exercise of the extension right granted herein, and provided Tenant has not assigned this Lease (except for this purpose only, an assignment pursuant to Section 9.4 shall not be considered an assignment), then Tenant may extend the Term of this Lease for two (2) successive periods of sixty (60) months. Tenant shall exercise its right to extend the Term by and only by delivering to Landlord, not less than eighteen
(18) months prior to the expiration date of the Term, Tenant's irrevocable written notice of its commitment to extend (the "COMMITMENT NOTICE"). If Tenant so provides in the Commitment Notice, Tenant may extend the Lease as to four (4) or more full Buildings only, which minimum number of Buildings shall consist of either Buildings A, B, C, and D as depicted on Exhibit A (the "NORTH BUILDINGS") or Buildings E, F, G, and H as depicted on Exhibit A (the "SOUTH BUILDINGS"). Should Tenant elect to extend the Lease as to more than four Buildings, the additional Buildings shall be at the easternmost portion of the Site (e.g., should Tenant lease the North Buildings, then any additional Buildings shall start at Building H and move westward in order as shown on Exhibit A). Should Tenant extend this Lease as to fewer than all of the Buildings in the Site, then Tenant's monument signage rights and rights to utilize exterior Common Areas within the Site shall be appropriately modified to reflect a multi-tenant Site.

      The Basic Rent payable under the Lease during any extension of the Term shall be determined as provided in the following provisions. If Landlord and Tenant have not by then been able to agree upon the Basic Rent for the extension of the Term, then not later than one hundred eighty (180) days prior to the expiration date of the Term, Landlord shall notify Tenant in writing of the Prevailing Market Rent (as defined in Section 3.5 below) that would reflect one hundred percent (100%) of the Prevailing Market Rent rate for a 60-month renewal of comparable space in the Project (together with any increases thereof during the extension period) as of the commencement of the extension period ("LANDLORD'S DETERMINATION"). Concurrently with the delivery of the Landlord's Determination, Tenant shall deliver to Landlord Tenant's written determination of the Prevailing Market Rent ("TENANT'S DETERMINATION"). If within thirty (30) days following the concurrent delivery of the Landlord's Determination and the Tenant's Determination the parties are still unable to agree on the rental terms for the extension period, then either party may thereafter submit the determination of the Prevailing Market Rent for the extension period to arbitration pursuant to Section 22.7 below. The arbitrator utilized to reach such determination shall have at least ten (10) years of experience in commercial real estate matters.

      Within thirty (30) days following the selection of the arbitrator and such arbitrator's receipt of the Landlord's Determination and the Tenant's Determination, the arbitrator shall determine whether the Prevailing Market Rent rate determined by Landlord or by Tenant more accurately reflects one hundred percent (100%) of the Prevailing Market Rent rate for each 60-month renewal of the Lease for the Premises. Accordingly, either the Landlord's Determination or the Tenant's Determination shall be selected by the arbitrator as the Prevailing Market Rent for the extension period. At any time before the decision of the arbitrator is rendered, either party may, by written notice to the other party, accept the rental terms submitted by the other party, in which event such terms shall be deemed adopted as the agreed Prevailing Market Rent. The fees of the arbitration shall be borne entirely by the party whose determination of the fair market rental rate was not accepted by the arbitrator. At any time before the decision of the arbitrator is rendered, either party may, by written notice to the other party, accept the rental terms submitted by the other party, in which event such terms shall be deemed adopted as the agreed Prevailing Market Rent.

      Within twenty (20) days after the determination of the Prevailing Market Rent, Landlord shall prepare an appropriate amendment to this Lease for the extension period, and Tenant shall execute and return same to Landlord within ten (10) days after Tenant's receipt of same. Should the Prevailing Market Rent not be established by the commencement of the extension period, then Tenant shall continue paying rent at the rate in effect during the last month of the initial Term, and a lump sum adjustment shall be made promptly upon the determination of such new rental.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      The rights granted to Tenant under this Section 3.4 are personal to Broadcom Corporation, a California corporation, and to any assignee thereof permitted pursuant to Section 9.4 of the Lease. Any other attempt to assign or transfer any right or interest created by this Section shall be void from its inception. Tenant shall have no other right to extend the Term beyond the two
(2) successive sixty (60) month extension periods created by this paragraph. Unless agreed to in a writing signed by Landlord and Tenant, any extension of the Term, whether created by an amendment to this Lease or by a holdover of the Premises by Tenant, or otherwise, shall be deemed a part of, and not in addition to, any duly exercised extension period permitted by this paragraph.

      SECTION 3.5. PREVAILING MARKET RENT. The prevailing market rental rate ("PREVAILING MARKET RENT") is defined as the Base Rent, together with any increases thereof during the extension period, and other economic terms then being accepted by Landlord for a 60-month lease of comparable space in the Project in excess of 50,000 rentable square feet (the parties acknowledge that any transaction in excess of 50,000 rentable square feet will be a "comp" because they understand that there may be no 600,000 square feet deals and that one or two 600,000 square feet deals may reflect a distorted picture of the market place) to a new, non-sublease, non-renewal and non-expansion tenant (except for extensions by tenants whose leases contain a comparable fair market extension right, whether or not exercised, and for expansions pursuant to an option right at a fair market rate) as of the commencement of the applicable extension term ("COMPARABLE TRANSACTIONS"). To the extent there are not a sufficient number of Comparable Transactions in the Project, then Comparable Transactions will also include what a comparable landlord of comparable buildings with comparable vacancy factors in comparable locations in the vicinity of the Project ("COMPARABLE BUILDINGS") would accept in Comparable Transactions, taking into account and adjusting for historic rental differentials between the Comparable Buildings and the Project. In any determination of Comparable Transactions appropriate consideration shall be given to the annual rental rates per rentable square foot, the standard of measurement by which the rentable square footage is measured, the type of escalation clause (e.g., whether increases in additional rent are determined on a net or gross basis, and if gross, whether such increases are determined according to a base year or a base dollar amount expense stop), parking rights and obligations (it being specifically understood that because Tenant is granted free parking hereunder, Landlord shall be entitled to an economic credit if other tenants of the Project and Comparable Buildings are then paying for parking), roof/antenna and other license rights, signage rights, abatement provisions reflecting free rent and/or no rent during the period of construction or subsequent to the commencement date as to the space in question, brokerage commissions (but only if Tenant has engaged the services of a broker or Landlord is otherwise required to pay a commission with respect to the renewal), length of the lease term, size and location of premises being leased, building standard work letter and/or tenant improvements allowances, if any, the condition of the base building and the Landlord's responsibility with respect thereto, the value, if any, of the existing tenant improvements, all other relevant economic considerations and other generally applicable conditions of tenancy for such Comparable Transactions. The intent is that Tenant will obtain (and pay) the same rent and receive the other economic benefits that Landlord would otherwise give in Comparable Transactions and that Landlord will make and receive the same economic payments and concessions that Landlord would otherwise make and receive in Comparable Transactions.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                    ARTICLE IV. RENT AND OPERATING EXPENSES

      SECTION 4.1. BASIC RENT. From and after the Commencement Date, Tenant shall pay to Landlord without deduction or offset except as specifically permitted by this Lease, the rental amount for the Premises shown in Item 6 of the Basic Lease Provisions (the "BASIC RENT"), including adjustments shown in said Item 6. Rental adjustments to Basic Rent shown in Item 6 shall be deemed to occur on the specified monthly anniversary of the Fourth Phase Commencement Date of the Lease, whether or not the Fourth Phase Commencement Date occurs at the end of a calendar month. The rent shall be due and payable in advance commencing on the Commencement Date for each Phase (as prorated for any partial month) and continuing thereafter on the first day of each successive calendar month of the Term. No demand, notice or invoice shall be required for the payment of Basic Rent. Tenant shall not be required to pay the first month's Basic Rent upon execution of this Lease. Rather, Tenant shall be required to pay the first month's Basic Rent on the Commencement Date.

      SECTION 4.2. OPERATING EXPENSES.

      (a) From and after the Commencement Date, Tenant shall pay to Landlord, as additional rent, one hundred percent of all Operating Expenses, as defined in
Section 4.2(f), attributable to the Buildings being leased hereunder by Tenant, which Operating Expenses will include a pro rata allocation of Common Area expenses incurred by Landlord in the operation of the Site ("TENANT'S SHARE"). During such time as Tenant leases all Buildings within the Site, Tenant shall pay all Operating Expenses incurred by Landlord in the operation of the Site. It is understood that the Operating Expenses attributable to the Site shall include certain items that benefit the Site and other properties owned by Landlord (but exclusive of charges for Landlord's engineering personnel to the extent that Tenant is maintaining all Building Systems hereunder), provided that such items shall be equitably allocated among all affected properties based upon their comparative rentable areas.

      (b) Prior to the start of the first full or partial "Expense Recovery Period" (as defined in this Section 4.2), Landlord shall give Tenant a written estimate (with breakdown by major expense components, prepared on a consistent basis) of the amount of Tenant's Share of Operating Expenses for the applicable Expense Recovery Period,. Tenant shall pay the estimated amounts to Landlord in equal monthly installments, in advance concurrently with payments of Basic Rent. If Landlord has not furnished its written estimate for any Expense Recovery Period by the time set forth above, Tenant shall continue to pay monthly the estimated Tenant's Share of Operating Expenses in effect during the prior Expense Recovery Period; if any; provided that when the new estimate is delivered to Tenant, Tenant shall, at the next monthly payment date, pay any accrued estimated Tenant's Share of Operating Expenses based upon the new estimate. For purposes hereof, "EXPENSE RECOVERY PERIOD" shall mean every twelve month period during the Term (or portion thereof for the first and last lease years) commencing July 1 and ending June 30, provided that Landlord shall have the right to change the date on which an Expense Recovery Period commences in which event appropriate reasonable adjustments shall be made to Tenant's Share of Operating Expenses so that the amount payable by Tenant shall not increase as a result of such change.

      (c) Within one hundred twenty (120) days after the end of each Expense Recovery Period, Landlord shall furnish to Tenant a statement showing in reasonable detail (i.e., by breakdown of major expense components prepared on a consistent basis) the actual or prorated Tenant's Share of Operating Expenses incurred by Landlord during the period, and the parties shall within thirty (30) days thereafter make any payment or allowance necessary to adjust Tenant's estimated payments of Tenant's Share of Operating Expenses, if any, to the actual Tenant's Share of Operating Expenses as shown by the annual statement. Any delay or failure by Landlord in delivering any statement hereunder shall not constitute a waiver of Landlord's right to require Tenant to pay Tenant's Share of Operating Expenses pursuant hereto; provided, however, any delay by Landlord in billing Tenant for any Operating Expenses of more than six (6) months following the expiration of the Review Period (as defined below) shall be deemed a waiver of Landlord's right to require payment of Tenant's obligations for any such Operating Expenses. Any amount due Tenant shall be credited against installments next coming due under this Section 4.2, and/or against any installments of Basic Rent next coming due under Section 4.1, unless this Lease shall have terminated, in which case Landlord shall pay Tenant the amount due within thirty (30) days, and any deficiency shall be paid by Tenant within thirty (30) days following receipt of an itemized invoice covering such payment. Should Tenant fail to object in writing to Landlord's determination of Tenant's Share of Operating Expenses within two (2) years

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

following delivery of Landlord's expense statement ("REVIEW PERIOD"), Landlord's determination of Tenant's Share of Operating Expenses for the applicable Expense Recovery Period shall be conclusive and binding on Tenant for all purposes and any future claims to the contrary shall be barred.

      If Tenant disputes the Operating Expense reconciliation, Tenant shall have the right to meet with Landlord and/or its property manager to inspect Landlord's records with respect to such disputed items. If after such meeting and inspection the parties are unable to resolve the dispute, Tenant may cause a certified public accountant or a real estate professional who specializes in lease audits, engaged on a non-contingency fee basis, to audit Operating Expenses by inspecting Landlord's general ledger of expenses not more than once during any Expense Recovery Period. However, to the extent that insurance premiums or any other component of Operating Expenses is determined by Landlord on the basis of an internal allocation of costs utilizing information Landlord in good faith deems proprietary, such expense component shall not be subject to audit so long as it does not exceed the amount per square foot typically incurred by landlords of other first class business parks in Orange County, California. Tenant shall give notice to Landlord of Tenant's intent to audit within the Review Period. Such audit shall be conducted at a mutually agreeable time during normal business hours at the office of Landlord or its management agent where such accounts are maintained. If after such audit is completed Tenant still desires to contest the Operating Expenses for such period, then the results of the audit shall be provided to Landlord. If such audit reveals that Landlord has overcharged Tenant, then within thirty (30) days after the results of such audit are made available to Landlord but subject to Landlord's right to contest the audit result as provided below, Landlord shall reimburse Tenant the amount of such overcharge with interest thereon at the Interest Rate. If the audit reveals that Tenant was undercharged, then within thirty (30) days after the results of the audit are made available to Tenant, Tenant shall reimburse Landlord the amount of such undercharge with interest thereon at the Interest Rate. If Tenant's audit determines that Tenant's Share of the actual Operating Expenses have been overstated by more than five percent (5%), then subject to Landlord's right to review and/or contest the audit results, Landlord shall reimburse Tenant for the reasonable out-of-pocket costs of such audit. Tenant's rent shall be appropriately adjusted to reflect any overstatement in Operating Expenses. In the event of a dispute between Landlord and Tenant regarding such audit, such dispute shall be submitted and resolved by binding arbitration pursuant to Section 22.7 below. All of the information obtained by Tenant and/or its auditor in connection with such audit, as well as any compromise, settlement, or adjustment reached between Landlord and Tenant as a result thereof, shall be held in strict confidence and, except as may be required pursuant to litigation, shall not be disclosed to any third party, directly or indirectly, by Tenant or its auditor or any of their officers, agents or employees. Landlord may require Tenant's auditor to execute a separate reasonable confidentiality agreement affirming the foregoing as a condition precedent to any audit. The payment by Tenant of any amounts pursuant to this Section shall not preclude Tenant from questioning the correctness of any statement provided by Landlord at any time during a Review Period, but the failure of Tenant to object thereto prior to the expiration of the Review Period shall be conclusively deemed Tenant's approval of such statement.

      (d) Even though this Lease has terminated and the Tenant has vacated the Premises, when the final determination is made of Tenant's Share of Operating Expenses for the Expense Recovery Period in which this Lease terminates, Tenant shall within thirty (30) days of written notice pay the entire increase over the estimated Tenant's Share of Operating Expenses already paid. Conversely, any overpayment by Tenant shall be rebated by Landlord to Tenant not later than thirty (30) days after such final determination. The provisions of (c) above shall also apply to payments due under this paragraph.

      (e) If, at any time during any Expense Recovery Period, any one or more of the Operating Expenses are increased to a rate(s) or amount(s) in excess of the rate(s) or amount(s) used in calculating the estimated Tenant's Share of Operating Expenses for the year, then the estimate of Tenant's Share of Operating Expenses may be increased by written notice from Landlord for the month in which such rate(s) or amount(s) becomes effective and for all succeeding months by an amount equal to Tenant's Share of the increase. Landlord shall give Tenant written notice of the amount or estimated amount of the increase and the month in which the increase will become effective. Tenant shall pay the increase to Landlord as a part of Tenant's monthly payments of the estimated Tenant's Share of Operating Expenses as provided in Section 4.2(b), commencing with the month following Tenant's receipt of Landlord's notice. Notwithstanding the foregoing, Landlord shall only have the right to adjust the estimated expenses once in any Expense Recovery Period.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      (f) The term "OPERATING EXPENSES" shall mean and include all Site Costs, as defined in subsection (g), and Property Taxes, as defined in subsection (h).

      (g) The term "SITE COSTS" shall include all expenses of operation, repair and maintenance of the Building(s) and the Site, including without limitation all appurtenant Common Areas (as defined in Section 6.2), and shall include the following charges by way of illustration but not limitation: water and sewer charges; subject to Section 10.2(b) below, insurance premiums or reasonable premium equivalents should Landlord elect to self-insure all or any portion of any risk that Landlord is authorized to insure hereunder; license, permit, and inspection fees; heat; light; power; janitorial services to any interior Common Areas maintained by Landlord, if any; air conditioning; supplies; materials; equipment; tools; establishment of reasonable reserves for replacement and repair of the Building roof; the cost of any environmental consultant used by Landlord in connection with the Site; the cost of any capital expenditures but only to the extent of the amortized amount thereof over the useful life of such capital expenditures calculated at a market cost of funds, all as reasonably determined by Landlord, for each such year of useful life during the Term, provided that such capital expenditures shall be limited to (i) improvements which increase or enhance building security and/or safety (such as lighting, life/fire safety systems, etc.), (ii) repairs or replacements of the Building Structure, Building Systems or Common Areas as required for functional (and not esthetic) reasons, (iii) alterations or improvements required to comply with any law or change in law first becoming effective as to any Building after the date hereof; and (iv) expenditures incurred as a cost or labor saving measure or to affect other economies in the operation or maintenance of the Buildings or Project (in which event the entire amount of any resulting cost saving may be included in Project Costs during the applicable Expense Recovery Period but in no event in excess of the total cost of the capital expenditure) (collectively, "PERMITTED CAPITAL ITEMS"); costs associated with the maintenance of an air conditioning, heating and ventilation service agreement (except with respect to any Buildings for which Tenant is required hereunder to provide such maintenance), and maintenance of an intrabuilding network cable service agreement for any intrabuilding network cable telecommunications lines within the Buildings, and any other installation, maintenance, repair and replacement costs associated with such lines; labor; reasonably allocated wages and salaries, fringe benefits, and payroll taxes for administrative and other personnel (not higher than Building or Project Manager) directly applicable to the Building(s) and/or Site, including both Landlord's personnel and outside personnel; any expense incurred pursuant to Sections 6.1, 6.2, 6.4, 7.2, and 10.2; and a competitive management fee for the professional operation of the Site. ***. It is understood and agreed that Site Costs may include competitive charges for direct services provided by any subsidiary or division of Landlord.

      (h) The term "PROPERTY TAXES" as used herein shall include the following: (i) all real estate taxes or personal property taxes which are levied on the Building and/or the Site and any improvements, fixtures and equipment and other property of Landlord located in the Buildings and/or the Site, as such property taxes may be reassessed from time to time; and (ii) other taxes, charges and assessments which are levied with respect to this Lease or to the Buildings and/or the Site, and any improvements, fixtures and equipment and other property of Landlord located in the Buildings and/or the Site, except that general net income, franchise, capital stock, succession, transfer, gift, estate or inheritance taxes imposed against Landlord, (iii) all assessments and fees for public improvements, services, and facilities and impacts thereon, including without limitation arising out of any Community Facilities Districts, "Mello Roos" districts, similar assessment districts, and any traffic impact mitigation assessments or fees; (iv) any tax, surcharge or assessment which shall be levied in addition to or in lieu of real estate or personal property taxes, other than taxes covered by Article VIII; (v) taxes based on the receipt of rent (including gross receipts or sales taxes applicable to the receipt of rent); and (vi) costs and expenses incurred in contesting the amount or validity of any Property Tax by appropriate proceedings. General net income or franchise taxes imposed against Landlord shall be excluded from Property Taxes. ***.

      (i) Notwithstanding the provisions of this Section 4.2 to the contrary, Operating Expenses shall not include any cost or expense identified as the responsibility of Landlord and not an Operating Expense or a Site Cost by the express terms of this Lease, and shall not include any of the following:

                  (i)   Any ground lease rental;

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                  (ii) Costs which are deemed capital expenditures under generally accepted accounting principles consistently applied or otherwise ("CAPITAL ITEMS"), except for Permitted Capital Items set forth in (g) above and any other items specifically authorized herein;

                  (iii) Rentals for items (except when needed in connection with normal repairs and maintenance of permanent systems) which if purchased, rather than rented, would constitute a Capital Item which is specifically excluded in (ii) above (excluding, however, equipment not affixed to the Building which is used in providing janitorial or similar services);

                  (iv) Costs incurred for the repair of any casualty damage to the Buildings and/or the Site if and to the extent that such repair costs exceed Two Hundred Fifty Thousand Dollars ($250,000) per occurrence;

                  (v) Costs, including permit, license and inspection costs, incurred with respect to the installation of tenants' or other occupants' improvements in the Site or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Site;

                  (vi) Depreciation, amortization and interest payments, except as provided herein and except on materials, tools, supplies and vendor-type equipment purchased by Landlord to enable Landlord to supply services Landlord might otherwise contract for with a third party where such depreciation, amortization and interest payments would otherwise have been included in the charge for such third party's services, all as determined in accordance with generally accepted accounting principles, consistently applied, and when depreciation or amortization is permitted or required, the item shall be amortized over its reasonably anticipated useful life;

                  (vii) Marketing costs including, without limitation, leasing commissions, attorneys' fees in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Site;

                  (viii) Expenses in connection with services or other benefits which are not offered to Tenant or for which Tenant is charged for directly but which are provided to another tenant or occupant of the Site;

                  (ix) Costs incurred by Landlord due to the violation of the terms and conditions of any lease of space in the Site;

                  (x) Overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Site to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

                  (xi) Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt (except as permitted in (ii) above);

                  (xii) Landlord's general corporate overhead and general and administrative expenses;

                  (xiii) Any compensation paid to clerks, attendants or other persons in commercial concessions operated by Landlord;

                  (xiv) Rentals and other related expenses incurred in leasing HVAC systems, elevators or other equipment ordinarily considered to be Capital Items, except for (1) expenses in

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      connection with making minor repairs on or keeping Building Systems in operation while minor repairs are being made, and (2) costs of equipment not affixed to the Buildings which is used in providing janitorial or similar services;

                  (xv) Advertising and promotional expenditures, and costs of signs in or on the Buildings and/or the Site identifying the owner of the Site or other tenants' signs;

                  (xvi) Electric power costs for which any tenant directly contracts with the local public service company or of which any tenant is separately metered or submetered and pays Landlord directly; provided, however, that if any tenant in any Building contracts directly for electric power service or is separately metered or submetered during any portion of the relevant period, the total electric power costs for such Building shall be "grossed up" to reflect what those costs would have been had each tenant in such Building used the Building-standard amount of electric power;

                  (xvii) Services and utilities provided, taxes attributable to, and costs incurred in connection with the operation of the retail and restaurant operations in the Site;

                  (xviii) Costs incurred in connection with upgrading the Buildings and/or the Site to comply with disability, life, fire and safety codes, ordinances, statutes, or other laws in effect prior to the commencement of construction of the Shell and Core Improvements, including, without limitation, the ADA, including penalties or damages incurred due to such non-compliance;

                  (xix) Tax penalties incurred as a result of the failure to make payments and/or to file any tax or informational returns when due;

                  (xx) Costs for which Landlord has been compensated by a management fee;

                  (xxi) Costs arising from the negligence or fault of other tenants or Landlord or its agents, or any vendors, contractors, or providers of materials or services selected, hired or engaged by Landlord or its agents;

                  (xxii) Notwithstanding any contrary provision of the Lease, including, without limitation, any provision relating to capital expenditures, any and all costs arising from the presence of those items set forth on Landlord's Disclosure attached to this Lease as Exhibit C and made a part hereof and hazardous materials or substances (as defined by applicable laws in effect on the date the Lease is executed) in or about the Premises, the Building or the Site including, without limitation, hazardous substances in the ground water or soil, not placed in the Premises, the Building or the Site by Tenant, its agents, contractors, employees, invitees or subtenants;

                  (xxiii) Costs arising from charitable or political contributions;

                  (xxiv) Costs arising from defects in the base, shell or core of the Building(s) or improvements installed by Landlord or repair thereof, exclusive of normal wear and tear and ordinary repair items;

                  (xxv) Costs for the acquisition of (as opposed to the maintenance of) sculpture, paintings or other objects of art;

                  (xxvi) Costs (including in connection therewith all attorneys' fees and costs of settlement judgments and payments in lieu thereof) arising from claims, disputes or potential disputes in connection with potential or actual claims, litigation or arbitrations pertaining to Landlord and/or the Building(s) and/or the Site;

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                  (xxvii) Costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Site, including corporate accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Site, costs of any disputes between Landlord and its employees (if any) not engaged in Building operation, disputes of Landlord with Building management, or outside fees paid in connection with disputes with other tenants;

                  (xxviii) Costs of any initial "tap fees" or any initial sewer or water connection fees for the Site;

                  (xxix) Costs incurred in connection with any environmental clean-up, response action, or remediation on, in, under or about the Premises or the Building(s) or the Site except as may be caused by Tenant or any of its subtenants, including but not limited to, costs and expenses associated with the defense, administration, settlement, monitoring or management thereof;

                  (xxx) Any expenses incurred for use by other than Tenant or its subtenants of any portions of the Site to accommodate events including, but not limited to shows, promotions, kiosks, displays, filming, photography, private events or parties, ceremonies, and advertising beyond the normal expenses otherwise attributable to providing Building services, such as lighting and HVAC to such public portions of the Building and/or the Site in normal Building operations during standard Building hours of operation;

                  (xxxi) Any entertainment, dining or travel expenses for any purpose;

                  (xxxii) Any flowers, gifts, balloons, etc. provided to any entity whatsoever, to include, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

                  (xxxiii) Any "validated" parking for any person or entity;

                  (xxxiv) Any "finders fees", brokerage commissions, job placement costs or job advertising cost;

                  (xxxv) The cost of any magazine, newspaper, trade or other subscriptions;

                  (xxxvi) The cost of any training or incentive programs, other than for tenant life safety information services;

                  (xxxvii) The cost of any "tenant relations" parties, events or promotion not consented to by an authorized representative of Tenant in writing;

                  (xxxviii) "In-house" legal and/or accounting fees;

                  (xxxix) Reserves of any kind or for any purpose except as specifically authorized herein; and

                  (xl) Any Operating Expenses or Property Taxes applicable to the portion of the Project located outside the Site, except as otherwise permitted by this Lease.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

                                       14

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      (j) In the event any facilities, services or utilities used in connection with the Building(s) and/or the Site are provided from another location owned or operated by Landlord or vice versa, the costs incurred by Landlord in connection therewith shall be allocated to Operating Expenses by Landlord on a reasonably equitable basis.

      (k) Landlord further agrees that if and to the extent Tenant is leasing entire Buildings on a net basis, no gross up provision or calculation shall be included or made in connection with this Lease. Landlord agrees that (i) Landlord will not collect or be entitled to collect Operating Expenses from Tenant in an amount which is in excess of one hundred percent (100%) of the Operating Expenses actually paid by Landlord in connection with the operation of the Buildings, and (ii) except for Landlord's management fee, Landlord shall make no profit from Landlord's collections of Operating Expenses. All assessments and premiums which are not specifically charged to Tenant because of what Tenant has done, which can be paid by Landlord in installments, shall be paid by Landlord in the maximum number of installments permitted by law and not included as Operating Expenses except in the year in which the assessment or premium installment is actually paid; provided, however, that if the prevailing practice in Comparable Buildings is to pay such assessments or premiums on an earlier basis, and Landlord pays on such basis, such assessments or premiums shall be included in Operating Expenses as paid by Landlord. Landlord shall not include any imputed interest (except for interest actually paid) on such assessments or premiums in its computation of Operating Expenses.

      (l) For the purpose of payment of Operating Expenses, to the extent Landlord pays Property Taxes less frequently than monthly, the cost of same shall not be included in Operating Expenses but shall be separately calculated, with Tenant being obligated to pay Tenant's Share of same on the later of five
(5) business days after receipt of an invoice from Landlord or ten (10) days prior to the date Landlord is obligated to pay same to the taxing authority.

                                ARTICLE V. USES

      SECTION 5.1. USE. Landlord represents to Tenant that Tenant may use the Premises for general business office operations without violating any of the zoning laws applicable to the Building and/or the Site. Tenant shall use the Premises only for the purposes stated in Item 3 of the Basic Lease Provisions, all in accordance with applicable laws and restrictions and pursuant to approvals to be obtained by Tenant from all relevant and required governmental agencies and authorities. Tenant, at its expense, shall procure, maintain and make available for Landlord's inspection throughout the Term, all governmental approvals, licenses and permits required for the proper and lawful conduct of Tenant's permitted use of the Premises. Tenant shall not do or permit anything to be done in or about the Premises which will in any way interfere with the normal and customary business operations of other occupants of the Project, or use or allow the Premises to be used for any unlawful purpose, nor shall Tenant permit any nuisance or commit any waste in the Premises or the Site. Tenant shall not perform any work or conduct any business whatsoever in the Project other than within the Site. Tenant shall not do or permit to be done anything which will invalidate or increase the cost of any insurance policy(ies) covering the Buildings, the Project and/or their contents (unless Tenant elects to pay such increased costs), and shall comply with all applicable insurance underwriters rules. Tenant shall comply at its expense (except as specifically provided to the contrary in this Lease) with all present and future laws, ordinances, restrictions, regulations, orders, rules and requirements of all governmental authorities that pertain to Tenant or its use of the Premises, including without limitation all federal and state occupational health and safety requirements, whether or not Tenant's compliance will necessitate expenditures or interfere with its use and enjoyment of the Premises. Tenant shall comply at its expense with the pertinent provisions of the Ground Leases (and the Development Plan referenced therein) and with all present and future covenants, conditions, easements or restrictions now encumbering the Building(s) and/or Site. Tenant shall promptly upon demand reimburse Landlord for any additional insurance premium charged by reason of Tenant's failure to comply with the provisions of this Section, and shall indemnify Landlord from any liability and/or expense resulting from Tenant's noncompliance. Notwithstanding the foregoing or anything in this Lease to the contrary, Tenant shall not be required to make, and Landlord shall make, all repairs to, modifications of, or additions to the Building Structure and/or the exterior Common Areas of the Site except and to the extent required because of

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

                                       15

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

Alterations made by Tenant or Tenant's use of all or a portion of the Premises for other than normal and customary business office operations.

      SECTION 5.2. SIGNS. Tenant shall have the exclusive right on each full Building leased by Tenant to install and maintain Building "top" and "eyebrow" signage for Tenant's name and graphics to the extent permitted by the Signage Criteria (defined below). For so long as Tenant leases at least four (4) full Buildings in the Site, Tenant shall also have the exclusive right to install and maintain at least one (1) monument sign at the entrance to the Site (it being understood that Tenant shall be entitled to two (2) entrance monument signs for so long as Tenant is leasing at least seven (7) full Buildings in the Site), and one (1) monument sign for Tenant's name and graphics at the south end of the Site (facing the 73 Freeway); provided, however, that Tenant's right to the monument signage facing the 73 Freeway shall be conditioned upon Tenant's continued leasing of at least two (2) of the South Buildings in their entirety, it being further understood that such monument shall be shared (with Tenant being at the top of such sign and no one else having a larger sign on the monument than Tenant) unless Tenant continues to lease all of the South Buildings. For so long as Tenant leases all Buildings within the Site, such Building and monument signage for the Site shall be exclusive to Tenant. All such exterior signage shall be in locations approved by Landlord, and shall be subject to Landlord's right of prior approval that such exterior signage is in compliance with the Signage Criteria. Except as provided in the foregoing, Tenant shall not have the right to maintain signs in any location on or about the Building(s) or the Site and shall not place or erect any signs that are visible from the streets surrounding the Site. The size, design, graphics, material, style, color and other physical aspects of any permitted sign shall be subject to Landlord's written determination prior to installation that such signage has been approved by the Ground Lessor and is in compliance with Landlord's current signage program for the Site (attached as Exhibit W to this Lease) and approved by the City of Irvine ("SIGNAGE CRITERIA"). Prior to placing or erecting any such signs, Tenant shall obtain and deliver to Landlord a copy of any applicable municipal or other governmental permits and approvals and comply with any applicable insurance requirements for such signage. Tenant shall be responsible for the cost of any permitted sign, including the fabrication, installation, maintenance and removal thereof and the cost of any permits therefor. If Tenant fails to maintain its sign in good condition, or if Tenant fails to remove same upon termination of this Lease and repair and restore any damage caused by the sign or its removal and such failure continues for ten (10) business days after notice from Landlord to Tenant of such failure, Landlord may do so at Tenant's expense. Landlord shall have the right to temporarily remove any signs in connection with any repairs or maintenance in or upon the Building(s). The term "sign" as used in this Section shall include all signs, designs, monuments, displays, advertising materials, logos, banners, projected images, pennants, decals, pictures, notices, lettering, numerals or graphics.

      For so long as Tenant leases all Buildings within the Site, no other sign shall be placed in, on or around the Building(s) and/or the Site (except for the Building directory) which identifies any person, company or entity other than Tenant. Under no circumstances shall the Site be named after or referred to utilizing the name of anyone other than Tenant. Landlord further agrees that it will not grant any tenant or any one else signage on the monument sign which is larger in size or higher than Tenant's signage. Tenant's exterior signage rights hereunder shall be personal to the original Tenant named herein and an Affiliate thereof, except that Landlord shall authorize a transfer of such rights to a permitted assignee or subtenant (regardless of whether Tenant is then leasing all Buildings within the Site) if Landlord reasonably determines that such transfer would not impair the first class nature of the Project.

      SECTION 5.3. HAZARDOUS MATERIALS.

      (a)   For purposes of this Lease, the term "HAZARDOUS MATERIALS" includes
(i) any "hazardous material" as defined in Section 25501(o) of the California Health and Safety Code, (ii) any toxic or hazardous materials, substances, wastes or materials as defined pursuant to any other applicable state, federal or local law or regulation, and (iii) any other substance or matter which results in liability to any person or entity from exposure to such substance or matter under any statutory or common law theory.

      (b) Tenant shall not cause or permit any Hazardous Materials to be brought upon, stored, used, generated, released or disposed of on, under, from or about the Premises (including without limitation the soil and groundwater thereunder) without the prior written consent of Landlord, which consent may be given or withheld in Landlord's sole and absolute discretion. Notwithstanding the foregoing, Tenant shall have the right, without

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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obtaining prior written consent of Landlord, to utilize within the Premises standard office products that may contain Hazardous Materials (such as photocopy toner, "White Out", and the like), provided however, that (i) Tenant shall maintain such products in their original retail packaging, shall follow all instructions on such packaging with respect to the storage, use and disposal of such products, and shall otherwise comply with all applicable laws with respect to such products, and (ii) all of the other terms and provisions of this Section
5.3 shall apply with respect to Tenant's storage, use and disposal of all such products. Landlord may, in its reasonable discretion, place such conditions as Landlord deems appropriate with respect to Tenant's use of any such Hazardous Materials, and may further require that Tenant demonstrate that any such Hazardous Materials are necessary or useful to Tenant's business and will be generated, stored, used and disposed of in a manner that complies with all applicable laws and regulations pertaining thereto and with good business practices. Notwithstanding the foregoing, Tenant may use such materials as are necessary for Broadcom's research and development operations as long as it complies with all applicable laws.

      (c) Prior to the execution of this Lease, Tenant shall complete, execute and deliver to Landlord an Environmental Questionnaire and Disclosure Statement (the "ENVIRONMENTAL QUESTIONNAIRE") in the form of Exhibit B attached hereto. The completed Environmental Questionnaire shall be deemed incorporated into this Lease for all purposes, and Landlord shall be entitled to rely fully on the information contained therein. On each anniversary of the Commencement Date until the expiration or sooner termination of this Lease, Tenant shall disclose to Landlord in writing the names and amounts of all Hazardous Materials which were stored, generated, used, released and/or disposed of on, under or about the Premises for the twelve-month period prior thereto, and which Tenant desires to store, generate, use, release and/or dispose of on, under or about the Premises for the succeeding twelve-month period. In addition, to the extent Tenant is permitted to utilize Hazardous Materials upon the Premises, Tenant shall promptly provide Landlord with complete and legible copies of all the following environmental documents relating thereto: reports filed pursuant to any self-reporting requirements; permit applications, permits, monitoring reports, emergency response or action plans, workplace exposure and community exposure warnings or notices and all other reports, disclosures, plans or documents (even those which may be characterized as confidential) relating to water discharges, air pollution, waste generation or disposal, and underground storage tanks for Hazardous Materials; orders, reports, notices, listings and correspondence (even those which may be considered confidential) of or concerning the release, investigation of, compliance, cleanup, remedial and corrective actions, and abatement of Hazardous Materials; and all complaints, pleadings and other legal documents filed by or against Tenant related to Tenant's use, handling, storage, release and/or disposal of Hazardous Materials.

      (d) Landlord and its agents shall have the right, but not the obligation, to inspect, sample and/or monitor the Premises and/or the soil or groundwater thereunder at any time to determine whether Tenant is complying with the terms of this Section 5.3, and in connection therewith Tenant shall provide Landlord with reasonable access to all facilities, records and personnel related thereto, provided Landlord shall provide Tenant with reasonable prior notice. If Tenant is not in compliance with any of the provisions of this Section 5.3, or in the event of a release of any Hazardous Material on, under or about the Premises caused or permitted by Tenant, its agents, employees, contractors, licensees or invitees, Landlord and its agents shall have the right, but not the obligation, without limitation upon any of Landlord's other rights and remedies under this Lease, to immediately enter upon the Premises without notice in the case of emergency, and otherwise on reasonable prior notice, and to discharge Tenant's obligations under this Section 5.3 at Tenant's expense, including without limitation the taking of emergency or long-term remedial action. Landlord and its agents shall endeavor to minimize interference with Tenant's business in connection therewith, but shall not be liable for any such interference. In addition, Landlord, at Tenant's expense, shall have the right, but not the obligation, to join and participate in any legal proceedings or actions initiated in connection with any claims arising out of the storage, generation, use, release and/or disposal by Tenant or its agents, employees, contractors, licensees or invitees of Hazardous Materials on, under, from or about the Premises.

      (e) If the presence of any Hazardous Materials on, under, from or about the Premises or the Site caused by Tenant or its agents, employees, contractors, licensees or invitees results in (i) injury to any person, (ii) injury to or any contamination of the Premises or the Site, or (iii) injury to or contamination of any real or personal property wherever situated, Tenant, at its expense, shall promptly take all actions necessary to return the Premises and the Site and any other affected real or personal property owned by Landlord to the condition existing

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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prior to the introduction of such Hazardous Materials and to remedy or repair any such injury or contamination, including without limitation, any cleanup, remediation, removal, disposal, neutralization or other treatment of any such Hazardous Materials. Notwithstanding the foregoing, Tenant shall not, without Landlord's prior written consent, which consent shall not be unreasonably withheld, take any remedial action in response to the presence of any Hazardous Materials on, from, under or about the Premises or the Site or any other affected real or personal property owned by Landlord or enter into any similar agreement, consent, decree or other compromise with any governmental agency with respect to any Hazardous Materials claims; provided however, Landlord's prior written consent shall not be necessary in the event that the presence of Hazardous Materials on, under or about the Premises or the Site or any other affected real or personal property owned by Landlord (i) imposes an immediate threat to the health, safety or welfare of any individual and (ii) is of such a nature that an immediate remedial response is necessary and it is not possible to obtain Landlord's consent before taking such action. To the fullest extent permitted by law, Tenant shall indemnify, hold harmless, protect and defend (with attorneys reasonably acceptable to Landlord) Landlord and any successors to all or any portion of Landlord's interest in the Premises and the Site and any other real or personal property owned by Landlord from and against any and all liabilities, losses, damages, diminution in value, judgments, fines, demands, claims, recoveries, deficiencies, costs and expenses (including without limitation attorneys' fees, court costs and other professional expenses), whether foreseeable or unforeseeable, arising directly or indirectly out of the use, generation, storage, treatment, release, on- or off-site disposal or transportation of Hazardous Materials on, into, from, under or about the Premises, the Buildings or the Site and any other real or personal property owned by Landlord caused by Tenant, its agents, employees, contractors, licensees or invitees. Such indemnity obligation shall specifically include, without limitation, the cost of any required or necessary repair, restoration, cleanup or detoxification of the Premises, the Building(s) and the Site and any other real or personal property owned by Landlord, the preparation of any closure or other required plans, whether or not such action is required or necessary during the Term or after the expiration of this Lease, and any loss of rental due to the inability to lease the Premises or any portion of the Building or Project as a result of such Hazardous Material or remediation thereof. If Landlord at any time discovers that Tenant or its agents, employees, contractors, licensees or invitees may have caused or permitted the release of a Hazardous Material on, under, from or about the Premises, the Building(s) or the Site or any other real or personal property owned by Landlord, Tenant shall, at Landlord's request, immediately prepare and submit to Landlord a comprehensive plan, subject to Landlord's approval, specifying the actions to be taken by Tenant to return the Premises, the Building(s) or the Project or any other real or personal property owned by Landlord to the condition existing prior to the introduction of such Hazardous Materials. Upon Landlord's approval of such cleanup plan, Tenant shall, at its expense, and without limitation of any rights and remedies of Landlord under this Lease or at law or in equity, immediately implement such plan and proceed to cleanup such Hazardous Materials in accordance with all applicable laws and as required by such plan and this Lease. The provisions of this Section 5.3(e) shall expressly survive the expiration or sooner termination of this Lease.

      (f) Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, certain facts relating to Hazardous Materials at the Site known by Landlord to exist as of the date of this Lease, as more particularly described in Exhibit C attached hereto. Tenant shall have no liability or responsibility with respect to the Hazardous Materials facts described in Exhibit C, nor with respect to any Hazardous Materials which Tenant proves were not caused or placed on the Premises by Tenant, its agents, employees, contractors, licensees or invitees. Notwithstanding the preceding two sentences, Tenant agrees to notify its agents, employees, contractors, licensees, and invitees of any exposure or potential exposure to Hazardous Materials at the Premises that Landlord brings to Tenant's attention. Landlord hereby represents and warrants that to the best of Landlord's knowledge, other than as set forth in Exhibit C, as of the date of this Lease, no other Hazardous Materials are present in, on or around the Building or the Site. Landlord agrees to indemnify and hold harmless Tenant and Tenant's employees, agents, directors, officers and partners from claims arising from the breach of the warranty contained herein. Nothing in this Section or this Lease shall require Tenant to indemnify Landlord with respect to any Hazardous Materials which were on or in the Premises, the Building or the Site prior to the date this Lease was executed or which were placed on or in the Premises, the Building or the Site by anyone other than Tenant or Tenant's agents, contractors, subtenants or representatives.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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                       ARTICLE VI. COMMON AREAS; SERVICES

      SECTION 6.1. UTILITIES AND SERVICES. Tenant shall be responsible for and shall pay promptly, directly to the appropriate supplier, all charges for water, gas, electricity, sewer, heat, light, power, telephone, telecommunications service, refuse pickup, janitorial service, interior landscape maintenance, interior and exterior pest control, interior and exterior window washing, security services, exterior plumbing (back flows testing), and all other utilities, materials and services furnished directly to Tenant or the Premises or used by Tenant in, on or about the Premises during the Term, together with any taxes thereon. Tenant shall provide whatever janitorial and security services it deems appropriate for the Site and the Buildings and Landlord shall have no responsibility for and shall not provide janitorial or security services to the Site or the Buildings unless requested to do so by Tenant. If any utilities or services are not separately metered or assessed to Tenant, Landlord shall make a reasonable determination of Tenant's proportionate share of the Actual Cost (as hereinafter defined) of such utilities and services, and Tenant shall pay such amount to Landlord, as an item of additional rent, within thirty
(30) days after receipt of Landlord's statement or invoice therefor. For purposes of this Lease, the term "Actual Cost" shall mean an amount equal to actual incremental cost to Landlord to provide the applicable service or utility to Tenant, without markup for profit. Alternatively, Landlord may elect to include such cost in the definition of Site Costs in which event Tenant shall pay Tenant's proportionate share of such costs in the manner set forth in
Section 4.2. *** Landlord shall not be liable for damages or otherwise for any failure or interruption of any utility or other service furnished to the Premises, and no such failure or interruption shall be deemed an eviction or entitle Tenant to terminate this Lease or withhold or abate any rent due hereunder except as otherwise provided in this Lease. Landlord shall at all reasonable times have free access to the Building and Premises to install, maintain, repair, replace or remove all electrical and mechanical installations of Landlord; provided, however, that if such electrical and/or mechanical installations are located in the Premises, Landlord shall provide Tenant with reasonable prior notice of this intent to access same and shall follow Tenant's reasonable instructions as to the time and manner such work is to be performed so as to minimize disruption to Tenant's business operations.

      Notwithstanding the foregoing, if for more than five (5) consecutive business days following written notice to Landlord (the "Eligibility Period"),
(a) there is no HVAC or electricity service to all or a portion of the Premises, or such an interruption of other essential utilities and building services, such as fire protection or water, (b) there is any repair, maintenance or alteration performed by Landlord, and/or (c) there is any failure by Landlord to provide Tenant with access to the Premises or the parking areas, so that Tenant is prevented from using and does not use all or a portion of the Premises, then provided such interruption of services is not attributable to the fault or neglect of Tenant, its agents, employees, contractors or subtenants or the failure by Tenant to fulfill its responsibilities hereunder (taking into account that Tenant shall, except as otherwise provided herein, be responsible for the maintenance and repair of Building Systems), Tenant's rent (inclusive of Basic rent and Operating Expenses) shall thereafter be abated in the same proportion that the Floor Area of the Premises rendered unusable from time to time bears to the total Floor Area of the Premises until the Premises are again usable by Tenant. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Building is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Building shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Building during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Building bears to the total rentable area of the Building, shall be payable by Tenant from the date such business operations commence. The foregoing provisions shall be Tenant's sole recourse and remedy in the event of such an interruption of services, and shall not apply in case of damage to, or destruction of, the Premises (which shall be governed by the provisions of Article XI of the Lease). Any disputes concerning the foregoing provisions shall be submitted to and resolved by arbitration pursuant to Section 22.7 of this Lease.

      SECTION 6.2. OPERATION AND MAINTENANCE OF COMMON AREAS. During the Term, Landlord shall, except as provided in this Lease to the contrary, operate and maintain all exterior Common Areas within the Site in a first-class manner. The term "COMMON AREAS" shall mean all areas within the Site that are

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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outside the footprint of each of the Buildings including, without limitation, parking areas and structures, driveways, sidewalks, landscaped and planted areas.

      SECTION 6.3. USE OF COMMON AREAS. The occupancy by Tenant of the Premises shall include the use of the Common Areas in common with Landlord and with all others for whose convenience and use the Common Areas may be provided by Landlord, subject, however, to compliance with all rules and regulations as are prescribed from time to time by Landlord. All costs incurred by Landlord for the maintenance and operation of the Common Areas shall be included in Site Costs except to the extent any particular cost incurred is related to or associated with Tenant and can be charged directly to Tenant. Tenant shall keep the Common Areas clear of any obstruction or unauthorized use related to Tenant's operations or use of Premises, including without limitation, planters and furniture. Unless caused by the negligence or willful misconduct of Landlord or its agents, contractors or employees and not covered by Tenant's insurance, nothing in this Lease shall be deemed to impose liability upon Landlord for any damage to, or loss of the property of, Tenant. As long as Tenant's access to and/or use of the Premises is not adversely affected, Landlord may temporarily close any portion of the Common Areas for repairs, remodeling and/or alterations, to prevent a public dedication or the accrual of prescriptive rights, or for any other reason deemed sufficient by Landlord, without liability to Landlord. Notwithstanding the foregoing, Tenant shall have the right, at Tenant's sole cost and expense, to secure the entire or any portion of the perimeter of the Buildings with fencing and/or access gates, subject, however, to the prior right of review and approval of such fencing and/or access gates by Landlord, at its sole and absolute discretion, and to the approval of the City and, if required, the Ground Lessor. Conversely, Landlord shall obtain Tenant's prior reasonable approval of the kinds of any trees planted in the parking areas. For so long as Tenant leases all Buildings within the Site, except to the extent necessary for Landlord to perform its maintenance and repair obligations, Tenant may use the entire Site and the Common Areas in a reasonable manner for its own functions including employee parties, etc. so long as no nuisance is thereby created. For so long as Tenant leases all of the North Buildings and/or all of the South Buildings of the site, Tenant shall have the right to control the parking for those respective Buildings, and may install access control gating therefor approved by Landlord, the City and, if and to the extent required by the Ground Lease, the Ground Lessor. Tenant shall be solely responsible for the costs of installation, maintenance and removal of any access control or gating systems installed by Tenant.

      SECTION 6.4. PARKING. At no cost to Tenant during the Lease Term, Tenant shall be entitled to the number of vehicle parking spaces set forth in Item 14 of the Basic Lease Provisions, which spaces shall be unreserved and unassigned (except that should Tenant lease all eight Buildings in the Site, Tenant may elect to make all or a portion of such spaces reserved so long as applicable code requirements are satisfied), on those portions of the Common Areas designated by Landlord for parking as depicted on Exhibit A. All parking spaces shall be used only for parking of vehicles no larger than full size passenger automobiles, sports utility vehicles, pickup trucks, carpool vehicles and vans. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenant's employees, suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those reasonably designated by Tenant for such activities. Parking within the Common Areas shall be limited to striped parking stalls, and no parking shall be permitted in any driveways, access ways or in any area which would prohibit or impede the free flow of traffic within the Common Areas. There shall be no parking of any vehicles for longer than a forty-eight (48) hour period except in situations where an employee leaves his or her car in the parking area while on a business trip, vacation or because of personal or business necessity, the parties hereby otherwise agreeing that the parking area is not to be used as a storage facility. Nothing contained in this Lease shall be deemed to create liability upon Landlord to Tenant for any damage to motor vehicles of visitors or employees, for any loss of property from within those motor vehicles, or for any injury to Tenant unless ultimately determined to be caused by the sole active negligence or willful misconduct of Landlord or its agents, contractors or employees. Landlord shall cause the parking area to be lighted at night and the landscaping will be subject to Tenant's consent, not to be unreasonably withheld, so as to reduce the likelihood that the trees and bushes will "shed" on vehicles. Landlord shall have the right to establish, and from time to time amend, and to enforce against all users all reasonable rules and regulations that Landlord may reasonably deem necessary and advisable for the proper and efficient operation and maintenance of parking within the Common Areas, taking into account that all parking on the Site will be dedicated exclusively for use by Tenant for so long as Tenant leases all eight Buildings. Landlord shall have the obligation to construct and maintain the parking areas in good condition and operate lighting facilities within the parking areas; and to do and perform such other acts in and to the parking areas and improvements therein as, in the use of good business judgment, Landlord shall determine to be advisable. Any person using the parking

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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area shall observe all directional signs and arrows and any posted speed limits.
In the event that Tenant fails at any time to lease all eight Buildings of the Site, Tenant understands that the parking areas shall be shared on a proportionate basis and Tenant shall not interfere with such proportionate use and enjoyment of the parking areas by other tenants. Parking areas shall be used only for parking vehicles, except that washing, waxing, cleaning or servicing of vehicles may be performed by or on behalf of Tenant as to vehicles that belong to Tenant or its employees in locations within the parking areas that will not interfere with the rights of other tenants of the Site, if any. Subject to the provisions of Section 10.5, Tenant shall be liable for any damage to the parking areas caused by Tenant or Tenant's employees, suppliers, shippers, customers or invitees, including without limitation damage from excess oil leakage. Tenant shall have no right to install any fixtures, equipment or personal property in the parking areas, except upon receipt of Landlord's consent, which will not be unreasonably withheld.

      Notwithstanding anything to the contrary contained in the Lease, Tenant's parking privileges shall be available to Tenant twenty-four (24) hours per day, seven (7) days per week, every day of the year, in any location where Tenant shall maintain its parking privileges. Tenant's parking shall be non-tandem. As long as Tenant leases all eight (8) Buildings, Landlord shall "stripe" the parking lot as directed by Tenant so long as applicable code requirements are satisfied and Tenant shall have exclusive use of all parking on the Site. In addition, Tenant may load and unload trucks within the Site on any reasonable schedule determined by Tenant.

      SECTION 6.5. CHANGES AND ADDITIONS BY LANDLORD. As long as Tenant's access to and/or use of the Premises and Buildings shall not be adversely affected, Landlord reserves the right to make alterations or additions to the Building(s) or the Site, or to the attendant fixtures and equipment. Landlord may at any time relocate or remove parking areas (so long as reasonable substitute parking is provided to Tenant) and other Common Areas, and may add buildings and areas to the Project from time to time as long as Tenant's use of the Project and Common Areas is not adversely affected; provided that for so long as Tenant leases all eight Buildings within the Site, Landlord shall not make changes or additions to the Buildings or parking areas of the Site except as may be required by law. Subject to the provision s of Sections 6.1 and 22.9 of this Lease, no change shall entitle Tenant to any abatement of rent or other claim against Landlord, provided that the change does not deprive Tenant of reasonable access to or use of the Premises.

      SECTION 6.6. LICENSE FOR GENERATOR. At any time during the Term, Tenant shall have the right to install, in locations designated by Landlord, one (1) generator for each Building to supply back-up electrical power to the Premises in the event of a reduction or interruption in the supply of normal electrical power to the Premises. Tenant's rights under this Section 6.6 shall be subject to the following additional terms and provisions: (a) the exercise of Tenant's rights under this Section shall be subject to Tenant's compliance, at its sole cost and expense, with all laws and acquisition of all approvals and permits required, from applicable governmental authorities and, if required, from Ground Lessor; (b) the installation, maintenance, repair, monitoring and removal of the generators shall be at Tenant's sole cost and expense; (c) if installed in the parking areas, the space taken up by the generators shall be counted towards the parking spaces allocated to Tenant pursuant to Item 14 of the Basic Lease Provisions; (d) Tenant shall comply with all laws pertaining to the operation, maintenance and monitoring of generators, along with any additional reasonable requirements imposed by Landlord in connection therewith (including, without limitation, Landlord's prior approval of the screening of the generators and operational issues relating to the use of Hazardous Materials in connection therewith), and shall provide Landlord with evidence of such compliance in such form and at such times as Landlord requires; (e) Tenant shall maintain and repair the generators, and shall be responsible for all reporting, monitoring, clean up and remediation activities and costs pertaining to the generator (including, without limitation, the obligations under Section 5.3 of the Lease respecting Hazardous Materials used, stored and/or released from the generator);
(f) Tenant shall remove the generators and attendant screening at the expiration or earlier termination of the Lease in accordance with the provisions of Section
15.3 of the Lease (and shall obtain a customary closure certificate from applicable governmental authorities in connection with such removal), and shall repair any damage to the Building or Common Areas that occurs in connection with such removal. Landlord agrees to reasonably cooperate with Tenant, but at no additional cost or expense to Landlord, in obtaining any required permits and approvals for the generators.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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                     ARTICLE VII. MAINTAINING THE PREMISES

      SECTION 7.1. TENANT'S MAINTENANCE AND REPAIR. Tenant at its sole expense shall make all repairs and replacements necessary to keep the Premises and the Building (excluding therefrom the Building Structure which is Landlord's responsibility hereunder but including all Building Systems) in good condition, excepting ordinary wear and tear and damage by casualty, including without limitation all interior glass, interior doors, door closures, hardware, fixtures, electrical, plumbing, fire life safety, access control and HVAC equipment and systems. Any damage or deterioration of the Premises shall not be deemed ordinary wear and tear if the same could have been prevented by good maintenance practices by Tenant. In maintaining the Building Systems and HVAC equipment, Tenant shall comply with the normal maintenance standards and specifications followed by Landlord (which maintenance standards may be reasonably enhanced by Landlord to reflect HVAC usage by Tenant that exceeds normal office standards) and with all requirements imposed by equipment manufacturers, and shall use qualified personnel and/or vendors to perform any maintenance or repair work. Tenant shall permit representatives of Landlord access on a regular basis to inspect the equipment and systems and Tenant's maintenance thereof. Should Landlord reasonably determine that Tenant is not properly maintaining the Building Systems and equipment, then subject to Tenant's right to contest such determination pursuant to Section 22.7 below, Landlord may elect thereafter to maintain same and the costs thereof shall be included within Operating Expenses. Landlord may also elect to undertake such maintenance responsibilities if the original Tenant named herein or an Affiliate thereof is no longer occupying at least fifty percent (50%) of the Premises. All repairs and replacements shall be at least equal in quality to the original work, shall be made only by a licensed contractor approved in writing in advance by Landlord (which approval shall not be unreasonably withheld) and shall be made only at the time or times reasonably approved by Landlord, taking into account that Tenant may be the sole occupant of each Building. Any contractor utilized by Tenant shall be subject to Landlord's reasonable requirements for contractors, as modified from time to time. Landlord may impose reasonable restrictions and requirements with respect to repairs, as provided in Section 7.3, and the provisions of Section 7.4 shall apply to all repairs. If Tenant fails to properly maintain and/or repair the Premises as herein provided following Landlord's notice and the expiration of the applicable cure period (or earlier if Landlord determines that such work must be performed prior to such time in order to avoid damage to the Premises or Building or other detriment), then Landlord may elect, but shall have no obligation, to perform any repair or maintenance required hereunder on behalf of Tenant and at Tenant's expense, and Tenant shall reimburse Landlord upon demand for all costs incurred upon submission of an invoice.

      SECTION 7.2. LANDLORD'S MAINTENANCE AND REPAIR. Subject to Sections 6.1 and 7.1 and Article XI, Landlord shall provide service, maintenance and repair with respect to the Building Structure, including but not limited to the roof, foundations, and footings, Common Areas, exterior lighting, and the exterior surfaces of the exterior walls of the Building (including exterior glass), except that Tenant at its expense shall make all repairs which Landlord deems reasonably necessary as a result of the act or negligence of Tenant, its agents, employees, invitees, subtenants or contractors; provided, however, that Tenant shall be entitled to reimbursement for the cost of any such repairs to the extent the costs of such repairs is covered by insurance carried (or required to be carried) by Landlord as part of Operating Expenses. Landlord shall have the right to employ or designate any reputable person or firm, including any employee or agent of Landlord or any of Landlord's affiliates or divisions, to perform any service, repair or maintenance function. Landlord need not make any other improvements or repairs except as specifically required under this Lease, and nothing contained in this Section shall limit Landlord's right to reimbursement from Tenant for maintenance, repair costs and replacement costs as provided in Section 10.5 and elsewhere in this Lease. Except as set forth herein, Tenant understands that it shall not make repairs at Landlord's expense or by rental offset. Tenant further understands that Landlord shall not be required to make any repairs to the roof, foundations, footings, or the exterior surfaces of the exterior walls of the Building (excluding exterior glass), unless and until either Tenant has notified Landlord in writing of the need for such repair or Landlord shall otherwise have received notification thereof, and Landlord shall have a reasonable period of time thereafter to commence and complete said repair, if warranted. All costs of any maintenance, repairs and replacement on the part of Landlord provided hereunder shall be considered part of Site Costs subject to the provisions of Section 4.2.

      Notwithstanding any provision in this Lease to the contrary, if Landlord shall fail to commence any repair obligations required under this Lease with respect to any full Building then being leased by Tenant within ten (10) business days following Tenant's written request for such repairs and thereafter complete such repairs with

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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commercially reasonable due diligence, or if Landlord shall fail to commence any emergency repairs (i.e., repairs required to avoid imminent injury or damage or cessation of business) with respect to any such full Building being leased by Tenant within three (3) business days following written notice from Tenant and thereafter complete such repairs with commercially reasonable due diligence, then Tenant may elect to make repairs to such Building(s) at Landlord's expense by complying with the following provisions. Before making any such repair, and following the expiration of the applicable period set forth above, Tenant shall deliver to Landlord a notice for the need for such repair ("SELF-HELP NOTICE"), which notice shall specifically advise Landlord that Tenant intends to exercise its self-help right hereunder. Should Landlord fail, within five (5) business days following receipt of the Self-Help Notice (or within two (2) business days following notice in the event of necessary emergency repairs), to commence the necessary repair or to make other arrangements reasonably satisfactory to Tenant, then Tenant shall have the right to make such repair on behalf of Landlord. Landlord agrees that Tenant will have access to the Building Systems and Building Structure within the applicable Buildings to the extent necessary to perform the work contemplated by this Section. In the event Tenant takes such action, and such work will affect the Building Structure and/or the Building Systems, Tenant shall use only those contractors used or approved by Landlord in the Building for work on such Building Structure or Building Systems unless such contractors are unwilling or unable to immediately perform, or timely and competitively perform, such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings in the area. Tenant shall provide Landlord with a reasonably detailed invoice together with reasonable supporting evidence of the costs reasonably and actually incurred. Landlord shall either reimburse Tenant for the reasonable costs of such repairs within thirty (30) days following receipt of Tenant's invoice for such costs or deliver a written objection stating with specificity the reasons Landlord disputes Tenant's actions or the amounts. If Landlord fails to pay Tenant's invoice within such thirty (30) day period or deliver a written objection, Tenant shall have the right to offset such costs against Basic Rent next coming due under this Lease. If Landlord delivers to Tenant, within thirty (30) days, a written objection to the payment of such invoice, setting forth Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not then be entitled to offset any amount from rent, but as Tenant's sole remedy, the dispute shall be resolved by arbitration pursuant to Section 22.7 hereof. If Tenant prevails in the arbitration, the amount of the award shall include interest at the Interest Rate (from the time of each expenditure by Tenant until the date Tenant receives such amount by payment or offset and attorneys' fees and related costs). If Landlord fails to pay the amount of the award within thirty (30) days from the date of the award, the amount of the award may be deducted by Tenant from the Basic Rent next due and owing under the Lease. Tenant shall be responsible for obtaining any necessary governmental permits before commencing the repair work. Tenant shall be liable for any damage, loss or injury resulting from said work to the extent of Tenant's or its agent's, employee's or contractor's negligence.

      SECTION 7.3. ALTERATIONS. Tenant shall make no alterations, additions, fixtures or improvements ("ALTERATIONS") to the Premises or the Building without the prior written consent of Landlord, which consent shall be granted or withheld in accordance with the Design Approval Criteria standards set forth in
Exhibit X hereto. Notwithstanding the foregoing, Landlord's consent shall not be required for any cosmetic alterations, additions or improvements to the Premises which cost less than One Hundred Thousand Dollars ($100,000.00) in the aggregate during any twelve (12) month period and which do not (i) create a Design Problem or incorporate Non-Standard Improvements (as those terms are defined in Exhibit
X) or (ii) require any governmental permit as a prerequisite to the construction thereof. Landlord may in its reasonable discretion establish reasonable requirements as to the manner and time of performance of such work for any Partial Building Space. Landlord shall in all events, whether or not Landlord's consent is required, have the right to reasonably approve the contractor performing the installation and removal of Alterations and Tenant shall not permit any contractor not approved by Landlord to perform any work on the Premises or on the Building. Tenant shall obtain all required permits for the installation and removal of Alterations and shall perform the installation and removal of Alterations in compliance with all applicable laws, regulations and ordinances, including without limitation the Americans with Disabilities Act, all covenants, conditions and restrictions affecting the Site, and the Rules and Regulations as described in Article XVII. Landlord shall be entitled to a supervision fee in the amount of *** of the cost of the Alterations; provided that no such fee shall be imposed for any Alteration project that does not require a governmental permit or that costs less than *** in the aggregate. Under no circumstances shall Tenant make any Alterations which incorporate any Hazardous Materials, including without limitation asbestos-containing construction materials into the Premises, the Building or the Common Area. If any governmental entity requires, as a condition to any proposed Alterations by Tenant, that

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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improvements be made to the Common Areas, and if Landlord consents to such improvements to the Common Areas pursuant to the consent standard set forth herein, then Tenant shall, at Tenant's sole expense, make such required improvements to the Common Areas in such manner, utilizing such materials, and with such contractors, architects and engineers as Landlord may require in its reasonable discretion; provided, however, that Tenant shall not be required to make any modification of or addition to the Building Structure, Building Systems and/or the exterior portions of the Site (including without limitation, the Common Areas) except and to the extent required because of (a) Tenant's use of all or a portion of the Premises for other than normal and customary office operations, or (b) Non-Standard Improvements installed by Tenant. Any request for Landlord's consent to any proposed Alterations shall be made in writing and shall contain architectural plans describing the work in detail reasonably satisfactory to Landlord. Should the work proposed by Tenant and consented to by Landlord modify the basic floor plan of the Premises, then Tenant shall, at its expense, furnish Landlord with as-built drawings and CAD disks compatible with Landlord's systems and standards. Unless Landlord otherwise agrees in writing, all Alterations permanently affixed to the Premises, the Building or to the Common Area (excluding moveable trade fixtures, equipment and furniture), including without limitation all Tenant Improvements constructed pursuant to the Work Letter (except as otherwise provided in the Work Letter), shall become the property of Landlord and shall be surrendered with the Premises at the end of the Term; provided that Landlord may, by notice to Tenant given at the time Tenant requests Landlord's consent to any Alteration, require Tenant to remove by the Expiration Date, or sooner termination date of this Lease, all or any of the Alterations installed either by Tenant or by Landlord at Tenant's request, and to repair any damage to the Premises, the Building or the Common Area arising from that removal; provided further, however, that Tenant shall not be required to remove the Tenant Improvements constructed in accordance with
Exhibit X or any normal and customary business office improvements utilizing only Standard Improvements (as defined in Exhibit X), and Tenant may, in connection with the making of alterations, additions or improvements to the Premises approved by Landlord, remove, alter or replace any prior permanent alterations, additions or improvements previously made to the Premises.

      SECTION 7.4. MECHANIC'S LIENS. Tenant shall remove any liens arising out of any work performed, materials furnished, or obligations incurred by or for Tenant. Upon request by Landlord, Tenant shall promptly (but in no event later than five (5) business days following such request) cause any such lien to be released by any legal means and/or by posting a bond in accordance with California Civil Code Section 3143 or any successor statute. In the event that Tenant shall not, within thirty (30) days following notice of the imposition of any lien, cause the lien to be released of record by payment or posting of a proper bond, Landlord shall have, in addition to all other available remedies, the right to cause the lien to be released by any means it deems proper, including payment of or defense against the claim giving rise to the lien. All expenses so incurred by Landlord, including Landlord's attorneys' fees, and any consequential or other damages incurred by Landlord arising out of such lien, shall be reimbursed by Tenant upon demand, together with interest from the date of payment by Landlord at the maximum rate permitted by law until paid. Tenant shall give Landlord no less than twenty (20) days' prior notice in writing before commencing construction of any kind on the Premises or Common Area and shall again notify Landlord that construction has commenced, such notice to be given on the actual date on which construction commences, so that Landlord may post and maintain notices of nonresponsibility on the Premises or Common Area, as applicable, which notices Landlord shall have the right to post and which Tenant agrees it shall not disturb. Tenant shall also provide Landlord notice in writing within ten (10) days following the date on which such work is substantially completed.

      SECTION 7.5. ENTRY AND INSPECTION. Landlord shall at all reasonable times, upon reasonable prior written notice (except in emergencies, when no notice shall be required), have the right to enter the Premises to inspect them, to supply services in accordance with this Lease, to have access to install, repair, maintain, replace or remove all electrical and mechanical installations of Landlord and to protect the interests of Landlord in the Premises, and to submit the Premises to prospective or actual purchasers or encumbrance holders (or, during the last one hundred and eighteen (18) months of the Term or when an uncured Tenant Event of Default exists, to prospective tenants), all without being deemed to have caused an eviction of Tenant and without abatement of rent except as provided elsewhere in this Lease. Except for mutually agreed upon times for regularly scheduled services (such as janitorial services) and except in the event of emergencies, Landlord agrees that Tenant may elect to have a representative accompany any entry by Landlord. Furthermore, any entry by Landlord shall be accomplished as expeditiously as reasonably possible and in a manner so as to cause as little interference to Tenant as reasonably possible. Landlord shall have the right, if desired, to retain a key which unlocks all of the doors in the Premises,

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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excluding Tenant's vaults, safes, and Secured Areas (as defined below) and
Landlord shall have the right to use any and all means which Landlord may deem proper to open the doors in an emergency in order to obtain entry to the Premises, and any entry to the Premises obtained by Landlord shall not under any circumstances be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or any eviction of Tenant from the Premises. Notwithstanding anything to the contrary set forth above, Tenant may reasonably and in good faith designate certain areas of the Premises as "Secured Areas" should Tenant require such areas for the purpose of securing certain valuable property or confidential information. Landlord may not enter such Secured Areas except in the case of emergency or in the event of a Landlord inspection, in which case Landlord shall provide Tenant with ten (10) days' prior written notice of the specific date and time of such Landlord inspection.

      SECTION 7.6. COMMUNICATIONS EQUIPMENT. During the Term of this Lease, Landlord hereby grants to Tenant a license (the "LICENSE") to install, maintain and operate on the roof of the Buildings (including any subsequent buildings that may be leased in whole or part by Tenant hereunder) antennas and accompanying communications equipment not exceeding forty-eight inches (48") in height as to each antenna (collectively, the "ANTENNA"), in accordance with and subject to the terms and conditions set forth below. The Antenna shall be installed at a location designated by Landlord and reasonably acceptable to Tenant ("LICENSED AREA"). Except for equipment of the Landlord necessary to service the Buildings, no one other than Tenant shall have the right to use the roofs of full Buildings leased by Tenant. The Licensed Area shall be considered to be a part of the Premises for all purposes under the Lease (other than the payment of Basic Rent and Operating Expenses), and except as otherwise expressly provided in this Section 7.6 all provisions applicable to the use of the Premises under the Lease shall apply to the Licensed Area and its use by Tenant.

            (1) Tenant shall not be obligated to pay any license fee for the use of the Licensed Area pursuant to this Section 7.6 during the Term of this Lease;

            (2) Tenant shall use the Licensed Area only for the installation, operation, repair, replacement and maintenance of the Antenna and the necessary mechanical and electrical equipment to service said Antenna and for no other use or purpose. The installation of the Antenna and all equipment and facilities related thereto, including any required conduit from the Premises to the Antenna, shall be deemed to constitute an alteration subject to the provisions of Section 7.3 of the Lease, provided that Landlord shall not withhold its approval of same unless a Design Problems exist. Landlord may require appropriate screening for the Antenna as a condition of Landlord's approval of the installation of the Antenna;

            (3) The Antenna shall be used only for transmitting and/or receiving data, audio and/or video signals to and from Tenant's facilities within the Premises for Tenant's use, and shall not be used or permitted to be used by Tenant for purposes of broadcasting signals to the public or to provide commercial telecommunications or other communications transmitting or receiving services to any third parties;

            (4) In the event any other communications system or broadcast or receiving facilities are operating in the area, Tenant shall at all times during the term of the License conduct its operations so as to ensure that such system or facilities shall not be subjected to harmful interference as a result of such operations by Tenant. Upon notification from Landlord of any such interference, Tenant agrees to immediately take the necessary steps to correct such situation, and Tenant's failure to do so shall be deemed a default under the terms of this Lease.

            (5) During the term of the License, Tenant shall comply with any standards promulgated by applicable governmental authorities or otherwise reasonably established by Landlord regarding the generation of electromagnetic fields. Any claim or liability resulting from the use of the Antenna or the Licensed Area shall be subject to the indemnification provisions of this Lease applicable to Tenant's use of the Premises;

            (6) During the term of the License, Tenant shall pay all taxes attributable to the Antenna and other equipment owned and installed by Tenant, and Tenant shall assure and provide Landlord with evidence that the Licensed Area and Tenant's use thereof are subject to the insurance coverages otherwise required to be maintained by Tenant as to the Premises pursuant to Exhibit D; and

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

            (7) Upon the expiration or sooner termination of the Lease, Tenant shall remove the Antenna and all related equipment and facilities, including any conduit from the Premises to the Antenna, from the Licensed Area and any other portions of the Building within or upon which the same may be installed, and shall restore the Licensed Area and all other areas affected by such removal to their original condition, reasonable wear and tear excepted, all at its sole cost and expense.

      SECTION 7.7. COMMUNICATION VENDORS. Tenant shall have the right to select all required communications vendors for the Premises, and such vendors shall be allowed reasonable access to the Buildings and the Common Areas and the risers within the Buildings without charge (including easements, if necessary) to supply communications service during the Term of this Lease. In addition, for so long as Tenant is leasing all of the Buildings in the Site, Tenant shall have the exclusive use (and the right to the non-exclusive use if Tenant is not leasing all of the Buildings, in each case so long and to the extent a Design Problem is not created) of any interconnecting telecommunications conduit installed linking the Buildings within the Site; provided that Tenant shall be solely responsible for the maintenance of such conduit and for removing its cabling at the end of the Lease Term.

            ARTICLE VIII. TAXES AND ASSESSMENTS ON TENANT'S PROPERTY

      Tenant shall be liable for and shall pay, at least ten (10) days before delinquency, all taxes and assessments levied against all personal property of Tenant located in the Premises, and, if required by Landlord, against all improvements to the Premises made by Landlord (at Tenant's request) or Tenant which are above Landlord's Project standard in quality and/or quantity for comparable space within the Project ("ABOVE STANDARD IMPROVEMENTS"), and against any Alterations (as defined in Section 7.3) made to the Premises or the Building by or on behalf of Tenant. If possible, Tenant shall cause its personal property, Above Standard Improvements and Alterations to be assessed and billed separately from the real property of which the Premises form a part. If any taxes required to be paid by Tenant on Tenant's personal property, Above Standard Improvements and/or Alterations are levied against Landlord or Landlord's property and if Landlord pays the same, or if the assessed value of Landlord's property is increased by the inclusion of a value placed upon the personal property, Above Standard Improvements and/or Alterations of Tenant and if Landlord pays the taxes based upon the increased assessment, Landlord shall have the right to require that Tenant pay to Landlord the taxes so levied against Landlord or the proportion of the taxes resulting from the increase in the assessment. In calculating what portion of any tax bill which is assessed against Landlord separately, or Landlord and Tenant jointly, is attributable to Tenant's Above Standard Improvements, Alterations and personal property, Landlord's reasonable determination shall be conclusive.

                     ARTICLE IX. ASSIGNMENT AND SUBLETTING

      SECTION 9.1. RIGHTS OF PARTIES.

            (a) Notwithstanding any provision of this Lease to the contrary, and except as to transfers expressly permitted without Landlord's consent pursuant to Sections 9.4 and 9.5, Tenant will not, either voluntarily or by operation of law, assign, sublet, encumber, or otherwise transfer all or any part of Tenant's interest in this Lease or the Premises, or permit the Premises to be occupied by anyone other than Tenant, without Landlord's prior written consent, which consent shall not unreasonably be withheld conditioned or delayed in accordance with the provisions of Section 9.1(b). Except as to transfers expressly permitted without Landlord's consent pursuant to Sections 9.4 and 9.5 no assignment (whether voluntary, involuntary or by operation of law) and no subletting shall be valid or effective without Landlord's prior written consent and, at Landlord's election, any such assignment or subletting shall be void and of no force and effect. Landlord shall not be deemed to have given its consent to any assignment or subletting by any course of action other than written consent.

            (b) If Tenant desires to transfer an interest in this Lease or the Premises, it shall first notify Landlord of its desire and shall submit in writing to Landlord: (i) the name and address of the proposed transferee; (ii) the nature of any proposed transferee's business to be carried on in the Premises; (iii) the terms and provisions of any proposed sublease, assignment or other transfer, including a copy of the proposed assignment, sublease or transfer form; (iv) a completed Environmental Questionnaire from the proposed assignee, subtenant or transferee;

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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(v) any other information reasonably requested by Landlord and reasonably related to the transfer and (vi) the fee described in Section 9.1(e). Except as provided in Section 9.1 (c), Landlord shall not unreasonably withhold its consent so long as: (1) the use of the Premises will be consistent with the provisions of this Lease; (2) insurance requirements of the proposed assignee or subtenant shall be brought into conformity with Landlord's then current leasing practice provided such practice is comparable to the practices of landlords of Comparable Buildings; (3) a proposed subtenant or assignee demonstrates to the reasonable satisfaction of Landlord that it is financially responsible to undertake the financial obligations of the transfer by providing credit enhancements such as letters of credit guarantees and the like and/or by submission to Landlord of all reasonable information as requested by Landlord concerning the proposed subtenant or assignee, including, but not limited to, a balance sheet of the proposed subtenant or assignee as of a date within ninety
(90) days of the request for Landlord's consent, statements of income or profit and loss of the proposed subtenant or assignee for the two-year period preceding the request for Landlord's consent (or, if shorter, for whatever period the subtenant or assignee has been in business), and/or a certification signed by the proposed subtenant or assignee that it has not been evicted at any other leased premises for the 3-year period preceding the request for Landlord's consent (except that this requirement shall not be imposed if the financial standing of the original Tenant hereunder is at least comparable to such standing as of December 1, 2004); (4) the proposed transferee is not an existing tenant of the Site (except that this restriction shall not apply if Landlord does not have sufficient available space in the Site to accommodate the proposed transferee); (5) the proposed transfer will not impose material additional security or other burdens on Landlord; and (6) the proposed transferee has been approved by the Ground Lessor.

      If Landlord consents to the proposed transfer, Tenant may effect the transfer upon the terms described in the information furnished to Landlord; provided that any material change in the terms shall be subject to Landlord's consent as set forth in this Section 9.1. Landlord shall approve or disapprove any requested transfer within ten (10) business days following receipt of Tenant's written request, the information set forth above, and the fee set forth below, and any failure by Landlord to respond within such ten (10) business day period shall be deemed to be Landlord's consent thereto.

            (c)   Notwithstanding anything to the contrary contained in this
Article IX, in the event that Tenant contemplates an assignment of this Lease, or a sublease of all or a portion of the Premises for substantially the remainder of the Term of this Lease ("CONTEMPLATED TRANSFER"), then Tenant shall give Landlord notice ("INTENTION TO TRANSFER NOTICE") of such Contemplated Transfer. The Intention to Transfer Notice shall specify the portion and amount of rentable square feet of the Premises which Tenant intends to transfer ("CONTEMPLATED TRANSFER SPACE"), the contemplated date of the commencement of the Contemplated Transfer ("CONTEMPLATED EFFECTIVE DATE") and shall state that it is an assignment or a sublease of the Contemplated Transfer Space for substantially all of the remainder of the Term of this Lease, and shall specify that such Intention to Transfer Notice is delivered to Landlord pursuant to this
Section 9.1(c) in order to allow Landlord to elect to recapture the Contemplated Transfer Space. Thereafter, Landlord shall have the option, by giving written notice to Tenant within fifteen (15) business days after receipt of such Intention to Transfer Notice, to recapture such Contemplated Transfer Space upon the basic terms and conditions specified in the Intention to Transfer Notice. In the event Landlord does not give such written recapture notice to Tenant within such fifteen (15) business day period, Tenant shall have one hundred eighty
(180) days thereafter within which to effect the transfer in accordance with the Intention to Transfer Notice and subject to compliance with the other provisions of this Lease. In the event Tenant does not complete the transfer within that 180-day period, Tenant shall be required to deliver a new Intention to Transfer Notice to Landlord and repeat the provisions of this Section. In the event the recapture option is exercised by Landlord, this Lease shall be canceled and terminated with respect to the Contemplated Transfer Space as of the Contemplated Effective Date. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, (i) the rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon the request of either party, the parties shall execute written confirmation of the same, (ii) Landlord shall install, on a commercially reasonable basis, any corridor and/or demising wall, at Landlord's expense, which is required as a result of the cancellation of the Lease with respect to less than the entire Premises, and (iii) if the recapture results in Tenant leasing less than a full Building, then the provisions of
Section 2.4(b) above shall apply with respect to that partial Building space.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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            (d)   *** Tenant shall within thirty (30) days after the effective date of any such assignment or subletting deliver to Landlord a written certified statement setting forth the Transfer Costs incurred and a schedule of the time required to recover those costs. After Tenant has recovered one hundred percent (100%) of its Transfer Costs, fifty percent (50%) of the Transfer Profits shall be paid to Landlord as and when received by Tenant for the remainder of the term of such sublease of assignment. Landlord shall have the right to request copies from Tenant of documentation to support the Transfer Costs incurred and/or to have such records reviewed or audited by an employee of Landlord or an outside accountant to confirm the accuracy thereof. In the event such Transfer Costs are overstated by Tenant by more than five percent (5%), Tenant shall reimburse Landlord for its out-of-pocket costs incurred in connection with such review or audit. At Landlord's request, a written agreement shall be entered into by and among Tenant, Landlord and the proposed assignee or subtenant confirming the requirements of this subsection

            (e) Tenant shall pay to Landlord a fee equal to Five Hundred Dollars ($500.00) to process any request by Tenant for an assignment, subletting or other transfer under this Lease. Tenant shall pay Landlord the sum of Five Hundred Dollars ($500.00) concurrently with Tenant's request for consent to any assignment, subletting or other transfer, and Landlord shall have no obligation to consider such request unless accompanied by such payment. Such fee is hereby acknowledged as a reasonable amount to reimburse Landlord for its costs of review and evaluation of a proposed transfer.

      SECTION 9.2. EFFECT OF TRANSFER. No subletting or assignment, even with the consent of Landlord, shall relieve Tenant of its obligation to pay rent and to perform all its other obligations under this Lease. Moreover, Tenant shall indemnify and hold Landlord harmless, as provided in Section 10.3, for any act or omission by an assignee or subtenant. Each assignee, other than Landlord, shall assume all obligations of Tenant under this Lease and shall be liable jointly and severally with Tenant for the payment of all rent, and for the due performance of all of Tenant's obligations, under this Lease. No assignment or subletting shall be effective or binding on Landlord unless documentation in form and substance reasonably satisfactory to Landlord in its reasonable discretion evidencing the transfer, and in the case of an assignment, the assignee's assumption of the obligations of Tenant under this Lease, is delivered to Landlord and both the assignee/subtenant and Tenant deliver to Landlord an executed consent to transfer instrument prepared by Landlord and consistent with the requirements of this Article. The acceptance by Landlord of any payment due under this Lease from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any transfer. Consent by Landlord to one or more transfers shall not operate as a waiver or estoppel to the future enforcement by Landlord of its rights under this Lease or as a consent to any subsequent transfer.

      SECTION 9.3. SUBLEASE REQUIREMENTS. The following terms and conditions shall apply to any subletting by Tenant of all or any part of the Premises and shall be deemed included in each sublease:

      (a) Each and every provision contained in this Lease (other than with respect to the payment of rent hereunder) is incorporated by reference into and made a part of such sublease, with "LANDLORD" hereunder meaning the sublandlord therein and "TENANT" hereunder meaning the subtenant therein and the sublet space being substituted for "Premises." Notwithstanding the foregoing, Landlord agrees that Tenant will not be in violation of this Lease if it grants subtenant lesser rights under the sublease than were granted to Tenant under this Lease or imposes greater obligations on the subtenant under the sublease than were imposed on Tenant under this Lease.

      (b) Tenant hereby irrevocably assigns to Landlord all of Tenant's interest in all rentals and income arising from any sublease of the Premises, and Landlord may collect such rent and income and apply same toward Tenant's obligations under this Lease; provided, however, that until there is an Event of Default by Tenant, Tenant shall have the right to receive, collect and retain the sublease rentals. Landlord shall not, by reason of this assignment or the collection of sublease rentals, be deemed liable to the subtenant for the performance of any of Tenant's obligations under the sublease. Tenant hereby irrevocably authorizes and directs any subtenant, upon receipt of a written notice from Landlord stating that an uncured Event of Default exists in the performance of Tenant's obligations under this Lease, to pay to Landlord all sums then and thereafter due under the sublease. Tenant agrees that the subtenant may rely on that notice without any duty of further inquiry and notwithstanding any notice or claim by Tenant to the contrary. Tenant shall have no right or claim against the subtenant or Landlord for any rentals so paid to Landlord.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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      SECTION 9.4. CERTAIN TRANSFERS. The following shall be deemed to constitute an assignment of this Lease: (a) the sale of all or substantially all of Tenant's assets (other than bulk sales in the ordinary course of business) or
(b) if Tenant is a corporation, an unincorporated association, a limited liability company or a partnership, the transfer, assignment or hypothecation of any stock or interest in such corporation, association, limited liability company or partnership that results in a change of control of such entity. Notwithstanding the foregoing, occupancy of all or part of the Premises by a corporate parent, subsidiary, or affiliated companies of Tenant or of Tenant's parent or of Tenant's subsidiary shall not be deemed an assignment or subletting provided that such parent, subsidiary or affiliated companies were not formed as a subterfuge to avoid the obligations of this Article IX. Furthermore, without limiting the generality of the foregoing, Tenant may assign the Lease at any time, or sublease all or part of the Premises, without receipt of Landlord's consent, to any entity which acquires all or substantially all of Tenant's business, or which is acquired in whole or in part by Tenant, or which is controlled directly or indirectly by Tenant, or which entity controls, directly or indirectly, Tenant ("AFFILIATE"), or which owns or is owned by the Affiliate, so long as such transaction was not entered into as a subterfuge to avoid the obligations and restrictions of this Lease. In connection with any such transfer to an Affiliate, (i) if Tenant does not survive and remain in existence after such transfer, the net worth of the successor after such transfer is at least equal to the lower of the net worth of Tenant as of the execution of this Lease by Landlord or the net worth of Tenant immediately prior to the date of such transfer, evidence of which, satisfactory to Landlord, shall be presented to Landlord prior to such transfer; (ii) Tenant shall provide to Landlord, prior to such transfer, written notice of such transfer and such assignment documentation and other information as Landlord may reasonably request in connection therewith and (iii) all of the other terms and requirements of this Article shall apply with respect to such assignment. The normal and customary issuance and transfer of shares among and between the shareholder employees of Tenant to reflect the addition, withdrawal or change in ownership interests of the shareholder employees of Tenant shall not be deemed an assignment or other transfer of Tenant's interest in this Lease.

      SECTION 9.5. OCCUPANCY BY OTHERS. Tenant may allow any person or company which is a client or customer of Tenant or which is providing service to Tenant or one of Tenant's clients to occupy, during the period of such business relationship, certain portions of the Premises without such occupancy being deemed an assignment or subleasing as long as such relationship was not created as a subterfuge to avoid the obligations set forth in this Article IX, provided that any such occupancy shall be subject to the requirements of this Lease.

      SECTION 9.6. ***

                       ARTICLE X. INSURANCE AND INDEMNITY

      SECTION 10.1. TENANT'S INSURANCE. Tenant, at its sole cost and expense, shall provide and maintain in effect the insurance described in Exhibit D. Evidence of that insurance must be delivered to Landlord prior to the Commencement Date.

      SECTION 10.2. LANDLORD'S INSURANCE.

            (a) Landlord shall provide all of the following types of insurance, with customary deductible and in amounts and coverages as may be determined by Landlord in its reasonable discretion based on the types and amounts of insurance (and deductibles) being maintained by comparable landlords of Comparable Buildings: "all risk" property insurance, subject to standard exclusions, covering the Building and/or Project, loss of rent insurance, worker's compensation insurance and commercial general liability coverage. Landlord shall not be required to carry insurance of any kind on Tenant's removable improvements or property, including, without limitation, Tenant's trade fixtures, furnishings, equipment, signs and all other items of personal property, and Landlord shall not be obligated to repair or replace that property should damage occur. All proceeds of insurance maintained by Landlord upon the Building and/or Project shall be the property of Landlord, whether or not Landlord is obligated to or elects to make any repairs. At Landlord's option, Landlord may self-insure all or any portion of the risks for which Landlord elects to provide insurance hereunder.

            (b) ***

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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      SECTION 10.3. INDEMNITY. To the fullest extent permitted by law, Tenant shall defend, indemnify, protect, save and hold harmless Landlord, its agents, any and all affiliates of Landlord, including, without limitation, any corporations or other entities controlling, controlled by or under common control with Landlord, and the Ground Lessor from and against any and all claims, liabilities, costs or expenses arising either before or after the Commencement Date from Tenant's use or occupancy of the Premises, the Building or the Common Areas, including without limitation, the use by Tenant, its agents, employees, invitees or licensees of any recreational facilities within the Common Areas, or from the conduct of its business, or from any activity, work, or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees in or about the Premises, the Building or the Common Areas, or from any breach in the performance of any obligation on Tenant's part to be performed under this Lease, or from any act or negligence or willful misconduct of Tenant or its agents, employees, visitors, patrons, guests, invites or licensees in, on or about the Premises, the Building or the Project. In cases of alleged negligence asserted by third parties against Landlord and/or Ground Lessor which arise out of, are occasioned by, or in any way attributable to Tenant, its agents', employees', contractors', licensees' or invitees' use and occupancy of the Premises, the Building or the Common Areas, or from the conduct of its business or from any activity, work or thing done, permitted or suffered by Tenant or its agents, employees, invitees or licensees on Tenant's part to be performed under this Lease, or from any negligence or willful misconduct of Tenant, its agents, employees, licensees or invitees in, on or about the Premises, the Building or the Site, Tenant shall accept any tender of defense for Landlord and Ground Lessor and shall, notwithstanding any allegation of negligence or willful misconduct on the part of the Landlord, defend Landlord and Ground Lessor with counsel reasonably satisfactory to Landlord and protect and hold Landlord and Ground Lessor harmless and pay all costs, expenses and attorneys' fees incurred in connection with such litigation, provided that Tenant shall not be liable for any such injury or damage, and Landlord shall reimburse Tenant for the reasonable attorneys' fees and costs for the attorney representing both parties, all to the extent and in the proportion that such injury or damage is ultimately determined by a court of competent jurisdiction (or in connection with any negotiated settlement agreed to by Landlord) to be attributable to the negligence or willful misconduct of Landlord or its authorized agents or employees. Upon Landlord's request, Tenant shall at Tenant's sole cost and expense, retain a separate attorney reasonably selected by Landlord to represent Landlord or Ground Lessor in any such suit if Landlord reasonably determines that the representation of both Tenant and Landlord or Ground Lessor by the same attorney would cause a conflict of interest; provided, however, that to the extent and in the proportion that the injury or damage which is the subject of the suit is ultimately determined by a court of competent jurisdiction (or in connection with any negotiated settlement agreed to by Landlord) to be attributable to the negligence or willful misconduct of Landlord, Landlord shall reimburse Tenant for the reasonable legal fees and costs of the separate attorney retained by Tenant. The provisions of this Section shall expressly survive the expiration or sooner termination of this Lease. Notwithstanding the foregoing, in the event it is ultimately determined that any claim, liability or expense was caused by the negligence or willful misconduct of Landlord, its employees, agents or contractors, then subject to Sections 10.5 and 14.8 below, Landlord shall indemnify and hold Tenant harmless from and against such liability or expense.

      SECTION 10.4. LANDLORD'S NONLIABILITY. Except to the extent of the negligence or willful misconduct of Landlord or its agents, contractors or employees (but subject to Sections 10.5 and 14.8 below), Landlord shall not be liable to Tenant, and Tenant hereby waives all claims against Landlord and knowingly assumes the risk of for loss of or damage to any property, or loss or interruption of business or income, or any other loss, cost, damage, injury or liability whatsoever (including without limitation any consequential damages and lost profit or opportunity costs) resulting from, but not limited to, Acts of God, acts of civil disobedience or insurrection, acts or omissions of third parties and/or of other tenants within the Project or their agents, employees, contractors, guests or invitees, fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak or flow from or into any part of the Premises or from the breakage, leakage, obstruction or other defects of the pipes, sprinklers, wires, appliances, plumbing, air conditioning, electrical works, roof, windows or other fixtures in the Building, whether the damage or injury results from conditions arising in the Premises or in other portions of the Building. It is understood that any such condition may require the temporary evacuation or closure of all or a portion of the Building. Except as provided in
Section 6.1 above and Sections 11.1 and 12.1 below, Landlord shall have no liability (including without limitation consequential damages and lost profit or opportunity costs) and there shall be no abatement of rent, by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the Building, including repairs to the Premises, nor shall any related activity by Landlord constitute an actual or constructive eviction; provided, however, that in making repairs, alterations or improvements, Landlord shall interfere as little as reasonably practicable with the conduct of

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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Tenant's business in the Premises. Should Tenant elect to receive any service or products from a concessionaire, licensee or third party tenant of Landlord, Landlord shall have no liability for any services or products so provided or for any breach of contract by such third party provider. Neither Landlord nor its agents shall be liable for interference with light or other similar intangible interests. Tenant shall immediately notify Landlord in case of fire or accident in the Premises, the Building or the Project and of defects in any improvements or equipment.

      SECTION 10.5. WAIVER OF SUBROGATION. Landlord and Tenant each hereby waives all rights of recovery against the other and the other's agents on account of loss and damage occasioned to the property of such waiving party to the extent that such loss or damage is required to be insured against under any "all risk" property insurance policy required by this Article X, except to the extent of any commercially reasonable deductibles under any such policy. By this waiver it is the intent of the parties that neither Landlord nor Tenant shall be liable to any insurance company (by way of subrogation or otherwise) insuring the other party for any loss or damage insured against, or required to be insured against, under any "all-risk" property insurance policies required by this Lease (except for reasonable deductibles thereunder), even though such loss or damage might be occasioned by the negligence of such party, its agents, employees, contractors, guests or invitees. The provisions of this Section shall not limit the indemnification provisions elsewhere contained in this Lease.

      SECTION 10.6. BLANKET INSURANCE/SELF INSURANCE. Notwithstanding the foregoing or anything set forth in Exhibit D, all of the insurance requirements set forth herein on the part of Tenant to be observed shall be deemed satisfied if the Premises are covered by a blanket insurance policy or, for so long as Broadcom Corporation or an Affiliate thereof remains the Tenant hereunder, if Tenant sends a letter to Landlord, signed by an authorized officer of Tenant, stating that Tenant has elected to act as a self insurer whereupon Tenant shall have the same obligations and rights, and Landlord shall have the same rights and obligations, as if Tenant was an insurance company furnishing the policies and coverages required under this Lease. Notwithstanding the foregoing, however, Tenant shall not have the right to self-insure the general liability insurance coverage required under this Lease.

                       ARTICLE XI. DAMAGE OR DESTRUCTION

      SECTION 11.1. RESTORATION.

            (a) If the Premises or the Building or a part thereof are materially damaged by any fire, flood, earthquake or other casualty, Landlord shall have the right to terminate this Lease upon written notice to Tenant if:
(i) Landlord reasonably determines that the full cost of repair (exclusive of any deductible up to seven and one-half percent of the loss amount) is not covered by Landlord's insurance that Landlord is required to maintain by this Lease which Landlord carries and includes as part of Operating Expenses, including without limitation earthquake insurance, plus such additional amounts Tenant elects, at its option, to contribute, excluding however the deductible (for which Tenant shall be responsible for Tenant's Share as an Operating Expense); (ii) Landlord reasonably determines that the Premises cannot, with reasonable diligence, be fully repaired by Landlord (or cannot be safely repaired because of the presence of hazardous factors, including without limitation Hazardous Materials, earthquake faults, and other similar dangers) within one (1) year after the date of the damage; (iii) an uncured Event of Default by Tenant has occurred and remains uncured at the time of such casualty; or (iv) the material damage occurs during the final twelve (12) months of the Term. Landlord shall notify Tenant in writing ("LANDLORD'S NOTICE") within thirty (30) days after the damage occurs as to (A) whether Landlord is terminating this Lease as a result of such material damage and (B) if Landlord is not terminating this Lease, the number of days within which Landlord has estimated that the Premises, with reasonable diligence, are likely to be fully repaired. In the event Landlord elects to terminate this Lease, this Lease shall terminate as of the date of Landlord's Notice. Notwithstanding the foregoing, Landlord shall only have the right to terminate this Lease under (i) above if Landlord terminates the leases of all tenants in the Project similarly damaged by such casualty and such tenants have comparable rights and obligations in the event of such casualty.

            (b)   If Landlord has the right to terminate this Lease pursuant to
Section 11.1(a) and does not elect to so terminate this Lease, and provided that at the time of Landlord's Notice no uncured Event of Default exists under this Lease, then within fifteen (15) business days following delivery of Landlord's Notice pursuant to

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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Section 11.1(a), Tenant may elect to terminate this Lease by written notice to
Landlord, but only if (i) Landlord's Notice specifies that Landlord has determined that the Premises cannot be repaired, with reasonable diligence, within twelve (12) months after the date of damage (the "MAXIMUM PERIOD") or
(ii) the casualty has occurred within the final twelve (12) months of the Term and Tenant is prevented from using the Premises for sixty (60) consecutive days due to such damage. If Tenant fails to provide such termination notice within such fifteen (15) business day period, Tenant shall be deemed to have waived any termination right under this Section 11.1(b) or any other applicable law.

            (c) In the event that neither Landlord nor Tenant terminates this Lease pursuant to this Section 11.1 as a result of material damage to the Building resulting from a casualty, Landlord shall, except as provided in subsection (e) below, repair all material damage to the Premises or the Building as soon as reasonably possible and this Lease shall continue in effect for the remainder of the Term. Notwithstanding the foregoing, the repair of damage to the Premises to the extent such damage is not material shall be governed by Sections 7.1 and 7.2.

            Notwithstanding anything to the contrary contained in this Section 11.1(c), if the anticipated repair period set forth in Landlord's Notice was less than the Maximum Period but Landlord subsequently determines that the actual repair period will exceed the Maximum Period, then Landlord shall so notify Tenant and Tenant may, within ten (10) business days thereafter, elect to terminate this Lease effective as of the date of Landlord's notice; otherwise, the Maximum Period shall be deemed extended as set forth in the notice from Landlord. Should Landlord fail substantially to complete the restoration within the Maximum Period (as the same may be extended as aforesaid), then Tenant may elect to terminate this Lease by written notice to Landlord.

            (d) From and after the sixth (6th) business day after such material damage to the Building (or such earlier date that Landlord is entitled to rent loss insurance proceeds), and ending on the sooner of the date the damage is repaired or the date this Lease is terminated, the rental to be paid under this Lease shall be abated in the same proportion that the Floor Area of the Premises that is rendered unusable by the damage from time to time bears to the total Floor Area of the Premises, as reasonably determined by Landlord. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Building is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Building shall be abated; provided, however, if Tenant reoccupies and conducts its business from any portion of the Building during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Building bears to the total rentable area of the Building, shall be payable by Tenant from the date such business operations commence.

            (e) Landlord shall not be required to repair or replace any improvements or fixtures that Tenant is obligated to repair or replace pursuant to Section 7.1 or any other provision of this Lease.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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            (f)   Tenant shall fully cooperate with Landlord in removing
Tenant's personal property and any debris from the Premises to facilitate all inspections of the Premises and the making of any repairs. Notwithstanding anything to the contrary contained in this Lease, if Landlord in good faith believes there is a risk of injury to persons or damage to property from entry into the Building or Premises following any damage or destruction thereto, Landlord may restrict entry into the Building or the Premises by Tenant, its employees, agents and contractors in a non-discriminatory manner, without being deemed to have violated Tenant's rights of quiet enjoyment to, or made an unlawful detainer of, or evicted Tenant from, the Premises. Upon request, Landlord shall consult with Tenant to determine if there are safe methods of entry into the Building or the Premises solely in order to allow Tenant to retrieve files, data in computers, and necessary inventory, subject however to all indemnities and waivers of liability from Tenant to Landlord contained in this Lease and any additional indemnities and waivers of liability which Landlord may require.

            (g) If Landlord has the right, and elects to terminate the Lease as to one or more of the Buildings, but not all of the Buildings constituting the Premises, then by notice to Landlord given within sixty (60) days following Landlord's election to terminate but prior to the commencement by Landlord of reconstruction, Tenant may terminate the Lease as to one or more of the remaining Buildings on the date set forth in the termination notice which date must be within one (1) year of the date such damage initially occurred.

      SECTION 11.1. LEASE GOVERNS. Tenant agrees that the provisions of this Lease, including without limitation Section 11.1, shall govern any damage or destruction and shall accordingly supersede any contrary statute or rule of law.

                          ARTICLE XII. EMINENT DOMAIN

      SECTION 12.1. TOTAL OR PARTIAL TAKING. If all or a material portion of the Premises is taken by any lawful authority by exercise of the right of eminent domain, or sold to prevent a taking, either Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to the authority. In the event title to a portion of the Building(s) or Project, whether or not including a portion of the Premises, is taken or sold in lieu of taking, and if the Lease is not or cannot be terminated, Landlord must, if possible, restore the Building(s) in such a way as to not alter the Premises materially. In the event neither party has elected to terminate this Lease as provided above, then Landlord shall promptly proceed to restore the Premises to substantially their condition prior to the taking, and a proportionate allowance shall be made to Tenant for the rent corresponding to the time during which, and to the part of the Premises of which, Tenant is deprived on account of the taking and restoration as provided in Section 6.1. Landlord shall be entitled to the entire amount of the condemnation award without deduction for any estate or interest of Tenant; provided that nothing in this Section shall be deemed to give Landlord any interest in, or prevent Tenant from seeking any award against the taking authority for, the taking of personal property and fixtures belonging to Tenant, the unamortized cost of the Tenant Improvements or other alterations to the extent paid for by Tenant, or relocation or business interruption expenses recoverable from the taking authority.

      SECTION 12.2. TEMPORARY TAKING. No temporary taking of the Premises shall terminate this Lease or give Tenant any right to abatement of rent, and any award specifically attributable to a temporary taking of the Premises shall belong entirely to Tenant. A temporary taking shall be deemed to be a taking of the use or occupancy of the Premises for a period of not to exceed ninety (90) days.

      SECTION 12.3. TAKING OF PARKING AREA. In the event there shall be a taking of the parking area such that Landlord can no longer provide sufficient parking to comply with this Lease, Landlord may substitute reasonably equivalent parking in a location reasonably close to the Building(s); provided that if Landlord fails to make that substitution within ninety (90) days following the taking and if the taking materially impairs Tenant's use and enjoyment of the Premises, Tenant may, at its option, terminate this Lease by written notice to Landlord. If this Lease is not so terminated by Tenant, there shall be no abatement of rent and this Lease shall continue in effect.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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         ARTICLE XIII. SUBORDINATION; ESTOPPEL CERTIFICATE; FINANCIALS

      SECTION 13.1. SUBORDINATION. At the option of Landlord, the Ground Lessor, or any lender of Landlord's that obtains a security interest in the Building, this Lease shall be either superior or subordinate to the Ground Leases and to all ground or underlying leases, mortgages and deeds of trust, if any, which may hereafter affect the Building, and to all renewals, modifications, consolidations, replacements and extensions thereof; provided, that so long as no Event of Default exists under this Lease, Tenant's possession and quiet enjoyment of the Premises shall not be disturbed and this Lease shall not terminate in the event of termination of any such ground or underlying lease, or the foreclosure of any such mortgage or deed of trust, to which this Lease has been subordinated pursuant to this Section. Tenant shall execute and deliver any commercially reasonable documents or agreements requested by Landlord or such lessor or lender which provide Tenant with the non-disturbance protections set forth in this Section. In the event of a termination or foreclosure, Tenant shall, subject to the provisions of Section 12.5 of the Ground Leases, become a tenant of and attorn to the successor-in-interest to Landlord upon the same terms and conditions as are contained in this Lease, and shall execute any instrument reasonably required by Landlord's successor for that purpose. Tenant shall also, upon written request of Landlord, execute and deliver all instruments as may be required from time to time to subordinate the rights of Tenant under this Lease to any ground or underlying lease or to the lien of any mortgage or deed of trust (provided that such instruments include the nondisturbance and attornment provisions set forth above), or, if requested by Landlord, to subordinate, in whole or in part, any ground or underlying lease or the lien of any mortgage or deed of trust to this Lease.

      SECTION 13.2. GROUND LESSOR NDAA. Landlord hereby represents and warrants that, as of the date hereof, there are no ground leases (except for the Ground Leases described above) and no mortgages and/or deeds of trust affecting the Project. Furthermore, and notwithstanding the foregoing to the contrary, Landlord agrees to provide Tenant with a commercially reasonable non-disturbance and attornment agreement ("NDAA") in favor of Tenant from the current Ground Lessor concurrently with the execution of the Lease in substantially the form of Exhibit Z attached to this Lease. Landlord also agrees to provide Tenant with a commercially reasonable NDAA from any ground lessor, mortgagor, lien holder or deed of trust holder of Landlord who later come(s) into existence at any time prior to the expiration of the Term of the Lease, as it may be extended, in consideration of, and as a condition precedent to, Tenant's agreement to be bound by this Section.

      SECTION 13.3. ESTOPPEL CERTIFICATE.

      (a) Tenant shall, at any time upon not less than ten (10) business days prior written notice from Landlord, execute, acknowledge and deliver to Landlord, in any form that Landlord may reasonably require, a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of the modification and certifying that this Lease, as modified, is in full force and effect) and the dates to which the rental, additional rent and other charges have been paid in advance, if any, and (ii) acknowledging that, to Tenant's actual knowledge as of the date thereof, there are no uncured defaults on the part of Landlord, or specifying each default if any are claimed, and (iii) setting forth all further information that Landlord or any purchaser or encumbrancer may reasonably require. Tenant's statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Building(s) or Project.

      (b) Notwithstanding any other rights and remedies of Landlord, Tenant's failure to deliver any estoppel statement within the provided time shall be conclusive upon Tenant that (i) this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) there are no uncured Events of Default in Landlord's performance, and (iii) not more than one month's rental has been paid in advance.

      (c) Landlord hereby agrees to execute and deliver to Tenant an estoppel certificate for the benefit of a transferee or lender of Tenant containing the same types of information, and within the same periods of time, as are set forth above, except such changes as are reasonably necessary to reflect that the estoppel certificate is being granted and signed by Landlord to Tenant's lender, assignee or sublessee, rather than from Tenant to Landlord or to a lender or purchaser. Notwithstanding anything to the contrary set forth in this Lease, neither Landlord nor Tenant will be appointed to act as power of attorney to sign for the other.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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      SECTION 13.4. FINANCIALS. Upon request by Landlord in connection with the sale or financing of the Site or a portion thereof, Tenant shall deliver to Landlord Tenant's current financial statements, certified true, accurate and complete by the chief financial officer of Tenant, including a balance sheet and profit and loss statement for the most recent prior year, or, in the event Tenant is a publicly traded corporation on a nationally recognized stock exchange, then in lieu of the foregoing, Tenant shall provide its current financial reports filed with the Securities and Exchange Commission (either of the foregoing being collectively referred to as the "STATEMENTS"), which Statements shall accurately and completely reflect the financial condition of Tenant. Landlord agrees that it will keep the Statements confidential (unless otherwise available to the public), except that Landlord shall have the right to deliver the same to any proposed purchaser or encumbrancer of all or any portion of the Site.

                  ARTICLE XIV. EVENTS OF DEFAULT AND REMEDIES

      SECTION 14.1. TENANT'S DEFAULTS. The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" BY TENANT:

      (a) The failure by Tenant to make any payment of Basic Rent or additional rent required to be made by Tenant, as and when due, where the failure continues for a period of five (5) business days after receipt by Tenant of written notice from Landlord that such payment was not made when due; provided, however, that any such notice shall be in addition to and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended. For purposes of these Events of Default and remedies provisions, the term "ADDITIONAL RENT" shall be deemed to include all amounts of any type whatsoever other than Basic Rent to be paid by Tenant pursuant to the terms of this Lease.

      (b) The failure by Tenant to observe or perform any of the covenants or provisions of this Lease to be observed or performed by Tenant, where the failure continues for a period of thirty (30) days after receipt by Tenant of written notice from Landlord to Tenant; provided, however, that any such notice shall be in addition to and not in lieu of, any notice required under California Code of Civil Procedure Section 1161 and 1161(a) as amended. However, if the nature of the failure is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to have committed an Event of Default if Tenant commences the cure within thirty (30) days, and thereafter diligently pursues the cure to completion.

      SECTION 14.2. LANDLORD'S REMEDIES.

      (a) If an Event of Default by Tenant occurs, then in addition to any other remedies available to Landlord, Landlord may exercise the following remedies:

            (i) Landlord may terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. Such termination shall not affect any accrued obligations of Tenant under this Lease. Upon termination, Landlord shall have the right to reenter the Premises and remove all persons and property. Landlord shall also be entitled to recover from
Tenant:

                  (1) The worth at the time of award of the unpaid Basic Rent and additional rent which had been earned at the time of termination;

                  (2) The worth at the time of award of the amount by which the unpaid Basic Rent and additional rent which would have been earned after termination until the time of award exceeds the amount of such loss that Tenant proves could have been reasonably avoided;

                  (3) The worth at the time of award of the amount by which the unpaid Basic Rent and additional rent for the balance of the Term after the time of award exceeds the amount of such loss that Tenant proves could be reasonably avoided;

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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                  (4) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result from Tenant's Event of Default, including, but not limited to, the cost of recovering possession of the Premises, refurbishment of the Premises, marketing costs, commissions and other expenses of reletting, including necessary repair, the unamortized portion of any tenant improvements and brokerage commissions funded by Landlord in connection with this Lease, reasonable attorneys' fees, and any other reasonable costs; and

                  (5) At Landlord's election, all other amounts in addition to or in lieu of the foregoing as may be permitted by law. The term "RENT" as used in the Lease shall be deemed to mean the Basic Rent, Tenant's Share of Operating Expenses and any other sums required to be paid by Tenant to Landlord pursuant to the terms of this Lease. Any sum, other than Basic Rent, shall be computed on the basis of the average monthly amount accruing during the twenty-four (24) month period immediately prior to the Event of Default, except that if it becomes necessary to compute such rental before the twenty-four (24) month period has occurred, then the computation shall be on the basis of the average monthly amount during the shorter period. As used in Sections 14.2(a)(i) (1) and
(2) above, the "worth at the time of award" shall be computed by allowing interest at the rate of ten percent (10%) per annum. As used in Section 14.2(a)(i)(3) above, the "worth at the time of award" shall be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%).

            (ii) Landlord may elect not to terminate Tenant's right to possession of the Premises, in which event Landlord may continue to enforce all of its rights and remedies under this Lease, including the right to collect all rent as it becomes due. Efforts by the Landlord to maintain, preserve or relet the Premises, or the appointment of a receiver to protect the Landlord's interests under this Lease, shall not constitute a termination of the Tenant's right to possession of the Premises. In the event that Landlord elects to avail itself of the remedy provided by this Section 14.2(a)(ii), Landlord shall not unreasonably withhold its consent to an assignment or subletting of the Premises subject to the reasonable standards for Landlord's consent as are contained in this Lease.

      (b) Except for maintenance and repair obligations under the Lease, Landlord shall be under no obligation to observe or perform any covenant of this Lease on its part to be observed or performed which accrues after the date of any Event of Default by Tenant unless and until the Event of Default is cured by Tenant, it being understood and agreed that the performance by Landlord of its obligations under this Lease are expressly conditioned upon Tenant's full and timely performance of its obligations under this Lease. The various rights and remedies reserved to Landlord in this Lease or otherwise shall be cumulative and, except as otherwise provided by California law, Landlord may to the extent it does not result in a double recovery by Landlord pursue any or all of its rights and remedies at the same time.

      (c) No delay or omission of Landlord to exercise any right or remedy shall be construed as a waiver of the right or remedy or of any breach or Event of Default by Tenant. The acceptance by Landlord of rent shall not be a (i) waiver of any preceding breach or Event of Default by Tenant of any provision of this Lease, other than the failure of Tenant to pay the particular rent accepted, regardless of Landlord's knowledge of the preceding breach or Event of Default at the time of acceptance of rent, or (ii) a waiver of Landlord's right to exercise any remedy available to Landlord by virtue of the breach or Event of Default. The acceptance of any payment from a debtor in possession, a trustee, a receiver or any other person acting on behalf of Tenant or Tenant's estate shall not waive or cure a breach or Event of Default under Section 14.1. No payment by Tenant or receipt by Landlord of a lesser amount than the rent required by this Lease shall be deemed to be other than a partial payment on account of the earliest due stipulated rent, nor shall any endorsement or statement on any check or letter be deemed an accord and satisfaction and Landlord shall accept the check or payment without prejudice to Landlord's right to recover the balance of the rent or pursue any other remedy available to it. No act or thing done by Landlord or Landlord's agents during the Term shall be deemed an acceptance of a surrender of the Premises, and no agreement to accept a surrender shall be valid unless in writing and signed by Landlord. No employee of Landlord or of Landlord's agents shall have any power to accept the keys to the Premises prior to the termination of this Lease, and the delivery of the keys to any employee shall not operate as a termination of this Lease or a surrender of the Premises. Unless Landlord has entered into a new lease for all or a portion of the Premises with a third party with whom Landlord had

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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executed a Recognition Agreement pursuant to Section 9.6 above, nothing in this
Lease shall be deemed to constitute a waiver by Tenant of its right to seek a relief from forfeiture pursuant to Section 1179 of the California Code of Civil Procedure.

      SECTION 14.3. LATE PAYMENTS. Any payment due to Landlord under this Lease, including without limitation Basic Rent, Tenant's Share of Operating Expenses or any other payment due to Landlord under this Lease, that is not received by Landlord within one (1) business day following the date due shall bear interest at the lesser of (i) the rate publicly announced and in effect in California, as of the date of the initial Tenant breach, by the Bank of America (or by Wells Fargo Bank if Bank of America is not then conducting business in California) as its Prime Rate or its Reference Rate or other similar benchmark, as quoted at its Los Angeles Main Branch, plus two percent (2%) and (ii) the maximum rate permitted by law ("INTEREST RATE") from the date due until fully paid. The payment of interest shall not cure any breach or Event of Default by Tenant under this Lease. In addition, Tenant acknowledges that the late payment by Tenant to Landlord of Basic Rent and Tenant's Share of Operating Expenses will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Those costs may include, but are not limited to, administrative, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any Basic Rent or Tenant's Share of Operating Expenses due from Tenant shall not be received by Landlord or Landlord's designee within five (5) business days after receipt by Tenant from Landlord of written notice that same has not been paid when due, then Tenant shall pay to Landlord, in addition to the interest provided above, a late charge, which the Tenant agrees is reasonable, in a sum equal to the lesser of two percent (2%) of the amount overdue or Two Thousand Dollars ($2,000.00) for each delinquent payment; provided that in no event shall such late charge be less than Two Hundred Fifty Dollars ($250.00). Acceptance of a late charge by Landlord shall not constitute a waiver of Tenant's breach or Event of Default with respect to the overdue amount, nor shall it prevent Landlord from exercising any of its other rights and remedies.

      SECTION 14.4. RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under this Lease shall be performed at Tenant's sole cost and expense and without any abatement of rent or right of set-off (except as otherwise provided in this Lease). If Tenant fails to pay any sum of money, other than rent payable to Landlord, or fails to perform any other act on its part to be performed under this Lease, and the failure continues beyond any applicable grace period set forth in Section 14.1, then in addition to any other available remedies, Landlord may, at its election, following three (3) business days notice to Tenant (unless Tenant cures within such three (3) business day period) make the payment or perform the other act on Tenant's part. Landlord's election to make the payment or perform the act on Tenant's part shall not give rise to any responsibility of Landlord to continue making the same or similar payments or performing the same or similar acts. Tenant shall, promptly upon demand by Landlord, reimburse Landlord for all sums paid by Landlord and all necessary incidental costs, together with interest at the Interest Rate from the date of the payment by Landlord.

      SECTION 14.5. DEFAULT BY LANDLORD. Landlord shall not be deemed to be in default in the performance of any obligation under this Lease, and Tenant shall have no rights to take any action against Landlord, unless and until Landlord has failed to perform the obligation within thirty (30) days after written notice by Tenant to Landlord specifying in reasonable detail the nature and extent of the failure; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed to be in default if it commences performance within the thirty (30) day period and thereafter diligently pursues the cure to completion. Upon any such default by Landlord, Tenant may exercise any of its rights provided in law or at equity, provided that such remedies shall not include termination rights except as expressly provided herein.

      SECTION 14.6. EXPENSES AND LEGAL FEES. All sums reasonably incurred by Landlord or Tenant in connection with any Event of Default by Tenant or default by Landlord under Section 14.5, above, or holding over of possession by Tenant after the expiration or earlier termination of this Lease, or any action related to a filing for bankruptcy or reorganization by Tenant or Landlord, including without limitation all costs, expenses and actual accountants, appraisers, attorneys and other professional fees, and any collection agency or other collection charges, shall be due and payable to the non defaulting party on demand, and shall bear interest at the Interest Rate. Should

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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either Landlord or Tenant bring any action in connection with this Lease which results in a judgment or an award, the prevailing party shall be entitled to recover as a part of the action its reasonable attorneys' fees, and all other costs. The prevailing party for the purpose of this Section shall be determined by the trier of the facts.

      SECTION 14.7. WAIVER OF JURY TRIAL. LANDLORD AND TENANT EACH ACKNOWLEDGES THAT IT IS AWARE OF AND HAS HAD THE ADVICE OF COUNSEL OF ITS CHOICE WITH RESPECT TO ITS RIGHTS TO TRIAL BY JURY, AND EACH PARTY DOES HEREBY EXPRESSLY AND KNOWINGLY WAIVE AND RELEASE ALL SUCH RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY HERETO AGAINST THE OTHER (AND/OR AGAINST ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, OR SUBSIDIARY OR AFFILIATED ENTITIES) ON ANY MATTERS WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS LEASE, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM OF INJURY OR DAMAGE. FURTHERMORE, THIS WAIVER AND RELEASE OF ALL RIGHTS TO A JURY TRIAL IS DEEMED TO BE INDEPENDENT OF EACH AND EVERY OTHER PROVISION, COVENANT, AND/OR CONDITION SET FORTH IN THIS LEASE.

      SECTION 14.8. SATISFACTION OF JUDGMENT. The obligations of Landlord do not constitute the personal obligations of the individual partners, trustees, directors, officers or shareholders of Landlord or its constituent partners. Should Tenant recover a money judgment against Landlord, such judgment shall be satisfied only from the interest of Landlord in the Project and out of the rent or other income from such property receivable by Landlord or out of consideration received by Landlord from the sale or other disposition of all or any part of Landlord's right, title or interest in the Project or from any insurance proceeds available to Landlord and no action for any deficiency may be sought or obtained by Tenant.

      SECTION 14.9. INJUNCTION RELIEF. Landlord and Tenant agree that each may enforce their respective rights under this Lease by seeking specific performance remedies by arbitration or court proceedings, as appropriate.

                            ARTICLE XV. END OF TERM

      SECTION 15.1. HOLDING OVER. This Lease shall terminate without further notice upon the expiration of the Term, and any holding over by Tenant after the expiration shall not constitute a renewal or extension of this Lease, or give Tenant any rights under this Lease, except when in writing signed by both parties. If Tenant holds over for any period after the Expiration Date (or earlier termination) of the Term with or without the prior written consent of Landlord, such possession shall constitute a month-to-month tenancy commencing on the first (1st) day following the termination of this Lease and terminating thirty (30) days following delivery of written notice of termination by either Landlord or Tenant to the other. In such event, possession shall be subject to all of the terms of this Lease, except that the monthly Basic Rent shall be *** of the Basic Rent for the month immediately preceding the date of termination. Any such monthly hold-over rental shall be appropriately prorated for any partial calendar month so long as Tenant has provided the requisite thirty days prior notice of termination. If Tenant fails to surrender the Premises within forty-five (45) days following the expiration of this Lease despite demand to do so by Landlord, Tenant shall indemnify and hold Landlord harmless from all loss or liability, including without limitation, any claims made by any succeeding tenant relating to such failure to surrender. The foregoing provisions of this Section are in addition to and do not affect Landlord's right of re-entry or any other rights of Landlord under this Lease or at law.

      SECTION 15.2. PERMITTED HOLD-OVER. Notwithstanding anything to the contrary set forth above, Tenant shall have the right, upon the expiration of the original Term of this Lease or any extension thereof, to hold over in the Premises for a period not to exceed six (6) months upon the same terms and conditions that were applicable to the Premises during the last month of the Term of the Lease (except that the Basic Rent shall be *** of the Basic Rent for the final month of the Term), by giving written notice of such election to Landlord not less than eighteen (18) months prior to the scheduled Expiration Date, as it may be extended. Such notice by Tenant shall provide that it is being delivered pursuant to this Section 15.2 and shall specify the length of the hold-over period, which period shall not thereafter be subject to change by Tenant.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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      SECTION 15.3. MERGER ON TERMINATION. Subject to the provisions of Section
9.6, the voluntary or other surrender of this Lease by Tenant, or a mutual termination of this Lease, shall terminate any or all existing subleases unless Landlord, at its option, elects in writing to treat the surrender or termination as an assignment to it of any or all subleases affecting the Premises.

      SECTION 15.4. SURRENDER OF PREMISES; REMOVAL OF PROPERTY. Subject to the provisions of 7.3 of this Lease, upon the Expiration Date or upon any earlier termination of this Lease, Tenant shall quit and surrender possession of the Premises to Landlord in as good order, condition and repair as when received or as hereafter may be improved by Landlord or Tenant, reasonable wear and tear, damage by casualty and repairs which are Landlord's obligation excepted, and shall, without expense to Landlord, remove or cause to be removed from the Premises all personal property and debris, except for any items that Landlord may by written authorization allow to remain as provided in Section 7.3. Tenant shall repair all damage to the Premises resulting from the removal, which repair shall include the repair of structural damage, provided that Tenant shall not be required to patch carpeting or paint walls. If Tenant shall fail to comply with the provisions of this Section, Landlord may effect the removal and/or make any repairs, and the actual and reasonable cost to Landlord shall be additional rent payable by Tenant upon demand. If Tenant fails to remove Tenant's personal property from the Premises upon the expiration of the Term, Landlord may upon three (3) business days notice to Tenant referencing this Section 15.4, remove, store, dispose of and/or retain such personal property, at Landlord's option, in accordance with then applicable laws, all at the expense of Tenant. If requested by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an instrument in writing releasing and quitclaiming to Landlord all right, title and interest of Tenant in the Premises.

                       ARTICLE XVI. PAYMENTS AND NOTICES

      All sums payable by Tenant to Landlord shall be deemed to be rent under this Lease and shall be paid, without deduction or offset (except as otherwise provided in this Lease), in lawful money of the United States to Landlord at its address set forth in Item 12 of the Basic Lease Provisions, or at any other place as Landlord may designate in writing. Unless this Lease expressly provides otherwise, as for example in the payment of Basic Rent and the Tenant's Share of Operating Costs pursuant to Sections 4.1 and 4.2, then any payment from either party shall be due and payable within twenty (20) days after delivery to such party, at its notice address herein, of written demand and supporting invoices/documentation with respect thereto. All payments requiring proration shall be prorated on the basis of a thirty (30) day month and a three hundred sixty (360) day year. Any notice, election, demand, consent, approval or other communication to be given or other document to be delivered by either party to the other may be delivered in person or by courier or overnight delivery service to the other party, or may be deposited in the United States mail, duly registered or certified, postage prepaid, return receipt requested, and addressed to the other party at the address set forth in Item 12 of the Basic Lease Provisions. Either party may, by written notice to the other, served in the manner provided in this Article, designate a different address for notices.

                      ARTICLE XVII. RULES AND REGULATIONS

      Subject to the preamble to Exhibit E, Tenant agrees to observe faithfully and comply with the Rules and Regulations, attached as Exhibit E, and any reasonable and nondiscriminatory amendments, modifications and/or additions as may be adopted and published by written notice to tenants by Landlord for the safety, care, security, good order, or cleanliness of the Premises, Building, Site and Common Areas; provided, however, that no amendments, modifications or additions shall interfere with Tenant's permitted use of the Premises or materially decrease Tenant's rights under this Lease. Landlord shall not be liable to Tenant for any violation of the Rules and Regulations or the breach of any covenant or condition in any lease by any other tenant or such tenant's agents, employees, contractors, guests or invitees. One or more waivers by Landlord of any breach of the Rules and Regulations by Tenant or by any other tenant(s) shall not be a waiver of any subsequent breach of that rule or any other. Landlord shall not enforce the Rules and Regulations in an unreasonable or discriminatory manner or in a manner which shall unreasonably interfere with or restrict the normal and customary use of the Premises by Tenant for normal and customary business office operations. In the case of any conflict between the Rules and Regulations and this Lease, this Lease shall be controlling.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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                       ARTICLE XVIII. BROKER'S COMMISSION

      The parties recognize as the broker(s) who negotiated this Lease the firm(s), if any, whose name(s) is (are) stated in Item 10 of the Basic Lease Provisions, and agree that Landlord shall be responsible for the payment of brokerage commissions to those broker(s) unless otherwise provided in this Lease. Landlord and Tenant warrant that they have had no dealings with any other real estate broker or agent in connection with the negotiation of this Lease, and Landlord and Tenant agree to indemnify and hold the other harmless from any cost, expense or liability (including reasonable attorneys' fees) for any compensation, commissions or charges claimed by any other real estate broker or agent employed or claiming to represent or to have been employed by Landlord or Tenant, as applicable, in connection with the negotiation of this Lease. The foregoing agreement shall survive the termination of this Lease.

                  ARTICLE XIX. TRANSFER OF LANDLORD'S INTEREST

      In the event of any transfer of Landlord's interest in the Premises, the transferor shall be automatically relieved of all further obligations on the part of Landlord accruing under this Lease from and after the date of the transfer, provided that such transferee assumes the obligations as to which Landlord is being relieved, and the transferor shall be relieved of any obligation to pay any funds in which Tenant has an interest to the extent that such funds have been turned over, subject to that interest, to the transferee and Tenant is notified of the transfer as required by law. It is intended that the covenants and obligations contained in this Lease on the part of Landlord shall, subject to the foregoing, be binding on Landlord, its successors and assigns, only during and in respect to their respective successive periods of ownership.

                           ARTICLE XX. INTERPRETATION

      SECTION 20.1. GENDER AND NUMBER. Whenever the context of this Lease requires, the words "LANDLORD" and "TENANT" shall include the plural as well as the singular, and words used in neuter, masculine or feminine genders shall include the others.

      SECTION 20.2. HEADINGS. The captions and headings of the articles and sections of this Lease are for convenience only, are not a part of this Lease and shall have no effect upon its construction or interpretation.

      SECTION 20.3. JOINT AND SEVERAL LIABILITY. If more than one person or entity is named as Tenant or Landlord , the obligations imposed upon each shall be joint and several and the act of or notice from, or notice or refund to, or the signature of, any one or more of them shall be binding on all of them with respect to the tenancy of this Lease, including, but not limited to, any renewal, extension, termination or modification of this Lease.

      SECTION 20.4. SUCCESSORS. Subject to Articles IX and XIX, all rights and liabilities given to or imposed upon Landlord and Tenant shall extend to and bind their respective heirs, executors, administrators, successors and assigns. Nothing contained in this Section is intended, or shall be construed, to grant to any person other than Landlord and Tenant and their successors and assigns any rights or remedies under this Lease.

      SECTION 20.5. TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease.

      SECTION 20.6. CONTROLLING LAW/VENUE. This Lease shall be governed by and interpreted in accordance with the laws of the State of California. Any litigation commenced concerning any matters whatsoever arising out of or in any way connected to this Lease shall be initiated in the Superior Court of the county in which the Project is located.

      SECTION 20.7. SEVERABILITY. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party or the deletion of which is consented to by the

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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party adversely affected, shall be held invalid or unenforceable to any extent, the remainder of this Lease shall not be affected and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

      SECTION 20.8. WAIVER AND CUMULATIVE REMEDIES. One or more waivers by Landlord or Tenant of any breach of any term, covenant or condition contained in this Lease shall not be a waiver of any subsequent breach of the same or any other term, covenant or condition. Consent to any act by one of the parties shall not be deemed to render unnecessary the obtaining of that party's consent to any subsequent act. No breach by Tenant or Landlord of this Lease shall be deemed to have been waived by the other party unless the waiver is in a writing signed by Landlord or Tenant, as applicable. The rights and remedies of Landlord and Tenant under this Lease shall be cumulative and in addition to any and all other rights and remedies which Landlord and Tenant may have.

      SECTION 20.9. INABILITY TO PERFORM. In the event that either party shall be delayed or hindered in or prevented from the performance of any work or in performing any act required under this Lease by reason of any cause beyond the reasonable control of that party, then the performance of the work or the doing of the act shall be excused for the period of the delay and the time for performance shall be extended for a period equivalent to the period of the delay. The provisions of this Section shall not operate to excuse Tenant from the prompt payment of rent, Landlord from the payment of any sums due Tenant hereunder, or either party from the timely performance of any other obligation under this Lease within such party's reasonable control.

      SECTION 20.10. ENTIRE AGREEMENT. This Lease and its exhibits and other attachments cover in full each and every agreement of every kind between the parties concerning the Premises, the Building, and the Project, and all preliminary negotiations, oral agreements, understandings and/or practices, except those contained in this Lease, are superseded and of no further effect. Tenant and Landlord waive their respective rights to rely on any representations or promises made by the other or others which are not contained in this Lease. No verbal agreement or implied covenant shall be held to modify the provisions of this Lease, any statute, law, or custom to the contrary notwithstanding.

      SECTION 20.11. QUIET ENJOYMENT. So long as an Event of Default shall not have occurred under this Lease, and subject to the other provisions of this Lease, Tenant shall have the right of quiet enjoyment and use of the Premises for the Term without hindrance or interruption by Landlord or any other person claiming by or through Landlord.

      SECTION 20.12. SURVIVAL. All covenants of Landlord or Tenant which reasonably would be intended to survive the expiration or sooner termination of this Lease, including without limitation any warranty or indemnity hereunder, shall so survive and continue to be binding upon and inure to the benefit of the respective parties and their successors and assigns.

      SECTION 20.13. INTERPRETATION. This Lease shall not be construed in favor of or against either party, but shall be construed as if both parties prepared this Lease.

                      ARTICLE XXI. EXECUTION AND RECORDING

      SECTION 21.1. COUNTERPARTS. This Lease may be executed in one or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement.

      SECTION 21.2. CORPORATE, LIMITED LIABILITY COMPANY AND PARTNERSHIP AUTHORITY. If Landlord or Tenant is a corporation, limited liability company or partnership, each individual executing this Lease on behalf of the corporation, limited liability company or partnership represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of the corporation, limited liability company or partnership, and that this Lease is binding upon the corporation, limited liability company or partnership in accordance with its terms.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

      SECTION 21.3. EXECUTION OF LEASE; NO OPTION OR OFFER. The submission of this Lease to Tenant shall be for examination purposes only, and shall not constitute an offer to or option for Tenant to lease the Premises. Execution of this Lease by Tenant and its return to Landlord shall not be binding upon Landlord, notwithstanding any time interval, until Landlord has in fact executed and delivered this Lease to Tenant within ten (10) business days of receipt of such fully executed Lease by Tenant, it being intended that this Lease shall only become effective upon execution by Landlord and delivery of a fully executed counterpart to Tenant.

      SECTION 21.4. RECORDING. Tenant shall not record this Lease without the prior written consent of Landlord. Tenant and Landlord, upon the request of the other, shall execute and acknowledge a "SHORT FORM" memorandum of this Lease for recording purposes.

      SECTION 21.5. AMENDMENTS. No amendment or termination of this Lease shall be effective unless in writing signed by authorized signatories of Tenant and Landlord, or by their respective successors in interest. No actions, policies, oral or informal arrangements, business dealings or other course of conduct by or between the parties shall be deemed to modify this Lease in any respect.

      SECTION 21.6. EXECUTED COPY. Any fully executed photocopy or similar reproduction of this Lease shall be deemed an original for all purposes.

      SECTION 21.7. ATTACHMENTS. All exhibits, amendments, riders and addenda attached to this Lease are hereby incorporated into and made a part of this Lease.

                          ARTICLE XXII. MISCELLANEOUS

      SECTION 22.1. NONDISCLOSURE OF LEASE TERMS. Tenant and Landlord acknowledge and agree, subject to the exceptions and qualifications set forth below, that the terms of this Lease are confidential and constitute proprietary information of Landlord and Tenant. Tenant and Landlord agree that they, and their respective partners, officers, directors, employees and attorneys, shall not intentionally and voluntarily disclose, by public filings or otherwise, the terms and conditions of this Lease to any other tenant or apparent prospective tenant of the Building or the Project, or to another landlord or to any media, either directly or indirectly, without the prior written consent of the other, except to disclose the location and size of the Premises and the term of the Lease; provided, however, notwithstanding the foregoing, Tenant and Landlord may disclose the terms of this Lease to prospective assignees of this Lease and prospective subtenants under this Lease, or to purchasers of the Building(s) or of the Landlord or Tenant, or to their respective lenders and/or investors, or to their lawyers, accountants, brokers and others who are providing services and need to know the terms and conditions of this Lease in connection with the providing of such services, or as otherwise required by applicable laws, including filings required by applicable government agencies.

      SECTION 22.2. [INTENTIONALLY OMITTED]

      SECTION 22.3. CHANGES REQUESTED BY LENDER. If, in connection with obtaining financing for the Project, the lender shall request reasonable modifications in this Lease as a condition to the financing, Tenant will not unreasonably withhold or delay its consent, provided that the modifications do not increase the monetary obligations of Tenant or materially increase the non-monetary obligations of Tenant or materially and adversely affect the leasehold interest created by this Lease.

      SECTION 22.4. MORTGAGEE PROTECTION. No act or failure to act on the part of Landlord which would otherwise entitle Tenant to be relieved of its obligations hereunder shall result in such a release or termination unless (a) Tenant has given notice by registered or certified mail to any beneficiary of a deed of trust or mortgage covering the Building whose address has been furnished to Tenant and (b) such beneficiary is afforded a reasonable opportunity to cure the default by Landlord (which in no event shall be more than sixty (60) days), including, if necessary to effect the cure, time to obtain possession of the Building by power of sale or judicial foreclosure provided that such foreclosure remedy is diligently pursued. Tenant agrees that each beneficiary of a deed of trust or mortgage covering the Building is an express third party beneficiary hereof, Tenant shall have no right or claim

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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for the collection of any deposit from such beneficiary or from any purchaser at a foreclosure sale unless such beneficiary or purchaser shall have actually received and not refunded the deposit, and Tenant shall comply with any written directions by any beneficiary to pay rent due hereunder directly to such beneficiary without determining whether a default exists under such beneficiary's deed of trust.

      SECTION 22.5. COVENANTS AND CONDITIONS. All of the provisions of this Lease shall be construed to be conditions as well as covenants as though the words specifically expressing or imparting covenants and conditions were used in each separate provision.

      SECTION 22.6. SECURITY MEASURES. Landlord shall provide a security service to patrol the exterior of the Buildings and the Common Areas of the Project, but not of the Site if and for so long as Tenant leases all eight Buildings of the Site. Tenant shall be entitled, at its sole cost and expense, to provide its own security systems for the Premises and, if and for so long as Tenant leases all eight Buildings of the Site, for the Site, including without limitation, security personnel stationed at each of the Buildings and the Site and roving security personnel. Tenant's interior security systems for each Building which is entirely leased by Tenant shall not be subject to Landlord's approval thereto, provided that such systems do not interfere with any Building Systems and are removed by Tenant at its expense upon termination of this Lease. Without limiting the generality of the foregoing, Tenant shall be permitted to install security cameras on each full Building of the Site leased by Tenant, subject to any reasonable requirements imposed by Landlord for compliance with laws, cosmetic considerations, safety and the like; provided that such cameras shall be removed by Tenant at is expense upon termination of this Lease. Tenant shall not have to pay additional consideration to Landlord for its rights under this Section. Landlord shall have no obligation or right to provide security for the full Buildings leased by Tenant or, if and for so long as Tenant leases all eight Buildings of the Site, for the Site.

      SECTION 22.7. ARBITRATION OF DISPUTES.

      (a) EXCEPT AS SET FORTH IN SUBPARAGRAPH (b) BELOW, IN THE EVENT OF ANY CLAIMS OR DISPUTES BETWEEN LANDLORD AND TENANT ARISING OUT OF, OR RELATING TO THE LEASE, EXCEPT WITH RESPECT TO ACTIONS FOR UNLAWFUL OR FORCIBLE DETAINER, EITHER PARTY MAY CAUSE THE DISPUTE TO BE SUBMITTED TO THE AMERICAN ARBITRATION ASSOCIATION ("AAA"), OR ITS SUCCESSORS, IN THE COUNTY IN WHICH THE BUILDING IS SITUATED FOR BINDING ARBITRATION BEFORE A SINGLE ARBITRATOR. NO ARBITRATION ELECTION BY EITHER PARTY PURSUANT TO THIS SUBSECTION SHALL BE EFFECTIVE IF MADE LATER THAN THIRTY (30) DAYS FOLLOWING SERVICE OF A JUDICIAL SUMMONS AND COMPLAINT BY OR UPON SUCH PARTY CONCERNING THE DISPUTE. THE ARBITRATION SHALL BE CONDUCTED IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES OF THE AAA, AS APPLICABLE, AND OTHERWISE PURSUANT TO THE CALIFORNIA ARBITRATION ACT (CODE OF CIVIL PROCEDURE SECTIONS 1280 ET SEQ.). NOTWITHSTANDING THE FOREGOING, THE ARBITRATOR IS SPECIFICALLY DIRECTED TO LIMIT DISCOVERY TO THAT WHICH IS ESSENTIAL TO THE EFFECTIVE PROSECUTION OR DEFENSE OF THE ACTION. THE ARBITRATOR SHALL, TO THE EXTENT APPLICABLE, FOLLOW THE SUBSTANTIVE LAW OF CALIFORNIA AND SHALL RENDER A REASONED WRITTEN DECISION WITHIN TWENTY DAYS FOLLOWING THE HEARING. THE ARBITRATOR SHALL APPORTION THE COSTS OF THE ARBITRATION, TOGETHER WITH THE ATTORNEYS' FEES OF THE PARTIES, IN THE MANNER DEEMED EQUITABLE BY THE ARBITRATOR, IT BEING THE INTENTION OF THE PARTIES THAT THE PREVAILING PARTY ORDINARILY BE ENTITLED TO RECOVER ITS REASONABLE COSTS AND FEES. JUDGMENT UPON ANY AWARD RENDERED BY THE ARBITRATOR MAY BE ENTERED BY ANY COURT HAVING JURISDICTION.

      (b)   THE PROVISIONS OF THIS SECTION SHALL NOT APPLY TO:

            (i) ANY UNLAWFUL DETAINER ACTION INSTITUTED BY LANDLORD AS A RESULT OF A DEFAULT OR ALLEGED DEFAULT BY TENANT PURSUANT TO THIS LEASE;

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

            (ii) ANY REQUEST OR APPLICATION FOR AN ORDER OR DECREE GRANTING ANY PROVISIONAL OR ANCILLARY REMEDY (SUCH AS A TEMPORARY RESTRAINING ORDER OR INJUNCTION) WITH RESPECT TO ANY RIGHT OR OBLIGATION OF EITHER PARTY TO THIS LEASE, AND ANY PRELIMINARY DETERMINATION OF THE UNDERLYING CONTROVERSY, DISPUTE, QUESTION OR ISSUE AS IS REQUIRED TO DETERMINE WHETHER OR NOT TO GRANT THE RELIEF REQUESTED OR APPLIED FOR. A FINAL AND BINDING DETERMINATION OF SUCH UNDERLYING CONTROVERSY, DISPUTE, QUESTION OR ISSUE SHALL BE MADE BY AN ARBITRATION CONDUCTED PURSUANT TO THIS SECTION AFTER AN APPROPRIATE TRANSFER UPON MOTION OR APPLICATION OF EITHER PARTY HERETO. ANY ANCILLARY OR PROVISIONAL RELIEF WHICH IS GRANTED PURSUANT TO THIS CLAUSE (iii) SHALL CONTINUE IN EFFECT PENDING AN ARBITRATION DETERMINATION AND ENTRY OF JUDGMENT THEREON PURSUANT TO THIS SECTION.

            (iii) EXERCISE OF ANY REMEDIES TO ENFORCE ANY JUDGMENT ENTERED BASED UPON A DETERMINATION MADE BY ARBITRATION PURSUANT TO THIS SECTION.

      SECTION 22.8. CONSENT/DUTY TO ACT REASONABLY. Except where a party is expressly given the right to consent to any matter in its sole or absolute discretion, and except for matters which could have an adverse effect on the Building Structure or Building Systems or the exterior appearance of the Building, whereupon in each such case Landlord's duty is to act in good faith and in compliance with the Lease, any time the consent of Landlord or Tenant is required, such consent shall not be unreasonably withheld, conditioned or delayed. Whenever the Lease grants Landlord or Tenant the right to take action, exercise discretion, establish rules and regulations or make allocations or other determinations (other than decisions to exercise expansion, contraction, cancellation, termination or renewal options), then except as otherwise provided herein, Landlord and Tenant shall act reasonably and in good faith and take no action which might result in the frustration of the reasonable expectations of a sophisticated tenant or landlord concerning the benefits to be enjoyed under the Lease

      SECTION 22.9. ACCESS. Except in emergency circumstances or during periods of necessary repair, Tenant shall be granted access to the Building, the Premises and the parking provided to the Building twenty-four (24) hours per day, seven (7) days per week, every day of the year.

      SECTION 22.10. SPECTRUM PREMISES.

      (a) Notwithstanding the provisions of the Spectrum Leases, Tenant shall be permitted to continue to occupy the Spectrum Premises on a month-to-month hold-over basis following the expiration date of the Spectrum Leases; provided that Tenant may elect to hold-over in only a portion of the Spectrum Premises on a full building by full building basis. Landlord agrees that it shall not require Tenant to vacate the Spectrum Premises, or subject Tenant to any liability for failing to do so, prior to the date that is three (3) months following the Commencement Date of this Lease. Any such hold-over by Tenant shall be subject to all of the terms of the Spectrum Leases, and the base rent payable by Tenant shall, from the date of the hold-over until six (6) months after the Commencement Date of this Lease (if applicable), remain at the same amount in effect for the final full month of the scheduled term of the applicable Spectrum Lease, as appropriately prorated for any full buildings relinquished. In consideration of the foregoing, Tenant shall cooperate in good faith with Landlord's efforts to release the Spectrum Premises by keeping Landlord advised of Tenant's anticipated relocation schedule and providing Landlord with reasonable access to show the space to prospective tenants.

      (b) Notwithstanding the provisions of the Spectrum Leases, Landlord agrees that Tenant shall not be required to remove any of the existing improvements installed within the Spectrum Premises; provided, however, that Tenant shall remain obligated to remove all of its personal property, equipment, trade fixtures and debris from the Spectrum Premises upon the vacation thereof and to repair any damage to the Spectrum Premises, normal wear and tear excepted.

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

LANDLORD:                                 TENANT:

IRVINE COMMERCIAL PROPERTY                BROADCOM CORPORATION,
COMPANY, a Delaware corporation           a California corporation

By: /s/ Clarence W. Barker                By: /s/ William J. Ruehle
   _______________________________        ________________________________
   Clarence W. Barker,                    William J. Ruehle, Vice President and
   Executive Vice President               Chief Financial Officer

By: /s/ William R. Halford
   _______________________________
   William R. Halford, President,
   Office Properties

*** Confidential treatment has been requested for the redacted text of this document. The confidential redacted text has been omitted and filed separately with the Securities and Exchange Commission.

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CONFIDENTIAL TREATMENT REQUESTED FOR THE REDACTED PORTIONS OF THIS DOCUMENT.

                         EXHIBITS INTENTIONALLY OMITTED.
                             AVAILABLE UPON REQUEST.

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